 MORGAN STANLEY LOGO                                                  PROSPECTUS
                                                                 August 20, 2003


MORGAN STANLEY INSTITUTIONAL FUND, INC.

LARGE CAP RELATIVE VALUE PORTFOLIO
THE LARGE CAP RELATIVE VALUE PORTFOLIO SEEKS
BOTH INCOME AND LONG-TERM GROWTH OF CAPITAL.

                         INVESTMENT ADVISER
                         MORGAN STANLEY INVESTMENT MANAGEMENT INC.

                         DISTRIBUTOR
                         MORGAN STANLEY & CO. INCORPORATED

                         Morgan Stanley Institutional Fund, Inc.(the "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios, which seeks to benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management" or the "Adviser") and its affiliates. This Prospectus offers Class A shares of the Large Cap Relative Value Portfolio (the "Portfolio").

                         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE
PORTFOLIO
Large Cap Relative Value Portfolio
Additional Risk Factors and Information

FEES AND EXPENSES OF THE PORTFOLIO
FUND MANAGEMENT
SHAREHOLDER INFORMATION

                                       (i)

LARGE CAP RELATIVE VALUE PORTFOLIO

OBJECTIVE

THE PORTFOLIO'S INVESTMENT OBJECTIVE IS TO SEEK INCOME AND LONG-TERM GROWTH OF CAPITAL.

APPROACH

The Adviser seeks income and long-term growth of capital by investing in income-producing equity securities. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. This percentage limitation however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. The Portfolio may purchase and sell certain derivative instruments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Under normal market conditions, no more than 5% of the Portfolio's assets will generally be invested in cash.

PROCESS

In selecting securities for investment, the Adviser focuses primarily on the security's potential for income and capital growth. The Adviser focuses on large-capitalization (or large-cap) companies that it believes possess characteristics for improved valuation, but may invest in securities of small or medium-sized companies.

The Adviser also looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company.


Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of large-cap companies. This policy may be changed without shareholder approval; however, you would be notified of any change. The Adviser considers a company to be a large-cap company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 Value Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Value Index measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index, the underlying index of the Russell 1000 Value Index, is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies that possess the fundamental characteristics of large-cap companies.


The Portfolio may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

Investing in the Large Cap Relative Value Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in income-producing equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, large capitalization income-producing equity securities may underperform relative to the overall market.

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

While the Adviser focuses on large-cap companies, the Portfolio may invest in the equity securities of any size company. Market prices for small and medium-sized companies' equity securities tend to be more volatile than those of larger more established companies. Such companies may themselves be more vulnerable to economic or company-specific problems.

There is no performance information for the Portfolio since it had not commenced operations as of the date of this Prospectus.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

ADDITIONAL RISK FACTORS AND INFORMATION

[SIDENOTE]

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

[END SIDENOTE]

PRICE VOLATILITY
The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

FOREIGN SECURITIES
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

FOREIGN CURRENCY
In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

DERIVATIVES AND OTHER INVESTMENTS
The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates.

RISKS OF DERIVATIVES
The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

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Hedging the Portfolio's currency risks involves the risk of mismatching the
Portfolio's obligations under a futures contract with the value of securities denominated in a particular currency.

EXCHANGE TRADED FUNDS.
The Portfolio may invest up to 10% of its net assets in shares of various Exchange Traded Funds ("ETFs"). No more than 5% of the Portfolio's net assets will be invested in any one ETF. ETFs seek to track the performance of various portions or segments of the equity markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall as the value of the underlying index or bond rises and falls.

INVESTMENT DISCRETION
In pursuing the Portfolio's investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.


TEMPORARY DEFENSIVE INVESTMENTS
The Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser can take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede the Adviser's ability to protect the Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. If the Adviser chooses to take a temporary defensive position, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.


BANK INVESTORS
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO TURNOVER
Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (E.G., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

FEES AND EXPENSES OF THE PORTFOLIO

[SIDENOTE]

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio does not charge any sales loads or similar fees when you purchase or redeem shares. The Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes.

[END SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

MANAGEMENT FEES (expenses that are deducted from Portfolio assets)*
Class A                                                                         0.50%
Class B**                                                                        N/A
12b-1 FEE
Class A                                                                         None
Class B                                                                          N/A
OTHER EXPENSES***
Class A                                                                         0.25%
Class B                                                                          N/A

TOTAL ANNUAL OPERATING EXPENSES
Class A                                                                         0.75%
Class B                                                                          N/A

----------
* The Management Fees for the Portfolio shown in the table above are the highest that could be charged. This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses described below, will not exceed 0.75%.

     In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from annual operating expenses. If these expenses were included, the Portfolio's total operating expenses after voluntary fee waivers and/or reimbursements would exceed the expense ratios shown above.

     Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

**   Class B shares of the Portfolio are not currently being offered.

*** "Other Expenses" are based on estimates of the expenses that will be incurred for the current fiscal year.

FEES AND EXPENSES OF THE PORTFOLIO (cont'd)

[SIDENOTE]

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

[END SIDENOTE]

EXAMPLE

LARGE CAP RELATIVE VALUE PORTFOLIO                        1 YEAR        3 YEARS
                                                          ------        -------
Class A                                                    $ 77          $ 240
Class B*                                                    N/A            N/A

------------
*    Class B shares of the Portfolio are not currently being offered.

INVESTMENT ADVISER

Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of Morgan Stanley Investment Management Inc. and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor.


Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses --securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. As of June 30, 2003, the Adviser, together with its affiliated asset management companies, had approximately $384 billion in assets under management with approximately $150 billion in institutional assets.


MANAGEMENT FEES

The Adviser is entitled to receive a fee of 0.50% for its management services.

PORTFOLIO MANAGEMENT

The Portfolio's assets are managed by the Equity Income Team of the Adviser. Current members of the team include James A. Gilligan, Managing Director, James O. Roeder, Vice President, Vincent Vizachero, Associate, Thomas Bastian, Vice President and Sergio Marcheli, Vice President.

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES
This Prospectus offers Class A shares of the Large Cap Relative Value Portfolio. Morgan Stanley & Co. is the exclusive Distributor of Class A shares of the Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolio. The Fund has adopted a Plan of Distribution with respect to the Class B shares pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, a Portfolio pays the Distributor a distribution fee of 0.25% of its Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. Currently, the Large Cap Relative Value Portfolio does not offer Class B shares. The Distributor may pay others for providing distribution-related and other services, including accounting maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUE
The net asset value ("NAV") per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


PRICING OF PORTFOLIO SHARES
You may buy or sell (redeem) Class A shares and Class B shares (when offered) of the Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern
Time) on each day that the Portfolio is open for business (the "Pricing
Time").

HOW TO PURCHASE SHARES
You may purchase Class A shares and Class B shares (when offered) of the Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolio is open for business.


Investors purchasing shares through a Financial Intermediary may be charged a transaction-based or other fee by the Financial Intermediary for its services. If you are purchasing Class A or Class B shares through a Financial Intermediary, please consult your Financial Intermediary for purchase instructions.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares and Class B shares as a result of share redemptions, and remains below the minimum initial investment amount for 60 consecutive days, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions. The Adviser may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

INITIAL PURCHASE BY MAIL
You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE
You may purchase shares of the Portfolio by wiring Federal Funds to the Custodian. YOU SHOULD FORWARD A COMPLETED ACCOUNT REGISTRATION FORM TO J.P. MORGAN IN ADVANCE OF THE WIRE. NOTIFICATION MUST BE GIVEN TO J.P. MORGAN AT 1-800-548-7786 PRIOR TO THE DETERMINATION OF NAV. See the section above entitled "Pricing of Portfolio Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P. MORGAN CHASE BANK
270 Park Avenue
New York, NY 10017
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

OTHER TRANSACTIONAL INFORMATION
Frequent trades in your account(s) can disrupt management of the Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

Shares redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.

HOW TO REDEEM SHARES
You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

Shares of the Portfolio redeemed within 60 days of purchase will be subject to the 2% redemption fee described under the section "Other Transactional Information."

EXCHANGE PRIVILEGE
You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916. Exchange requests can also be made by calling 1-800-548-7786.

[TEXT BOX BOTTOM OF PAGE]

THE FUND CURRENTLY CONSISTS OF THE FOLLOWING PORTFOLIOS:

U.S. EQUITY
Equity Growth Portfolio
Focus Equity Portfolio
Large Cap Relative Value Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY
Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Franchise Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME
Emerging Markets Debt Portfolio
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET
Money Market Portfolio
Municipal Money Market Portfolio

* Portfolio is currently closed to new investors
+ Portfolio is not operational

[END TEXT BOX]

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases.

DIVIDENDS AND DISTRIBUTIONS
The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of a quarterly dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES

The dividends and distributions you receive from the Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends generally are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 15% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. Under recently enacted legislation, ordinary income dividends may be taxed at the same rate as long-term capital gains. However, income received in the form of ordinary income dividends will not be considered long-term capital gains for other Federal income tax purposes. On September 12, 2003, the Adviser will purchase $1,000,000 of the Large Cap Relative Value Portfolio at an initial subscription price of $10 per share and will be the sole shareholder as of that date. The Adviser will control the Portfolio until public shareholders begin investing in the Porfolio thereby diluting the ownership of Portfolio shares by the Adviser. The Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.


If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

WHERE TO FIND ADDITIONAL INFORMATION


In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated May 1, 2003 as supplemented on August 20, 2003, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
c/o J.P. Morgan Investor Services Company
73 Tremont Street
Boston, MA 02108-3916

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                  P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02208-2798
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003
                        AND AS SUPPLEMENTED ON AUGUST 20, 2003


This statement of additional information is not a prospectus. It should be read in conjunction with a prospectus for the applicable portfolio, which may be obtained by calling the Morgan Stanley Institutional Fund, Inc. (the "Fund") at 1-800-548-7786.

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
INVESTMENT POLICIES AND STRATEGIES                                                1
INVESTMENT LIMITATIONS                                                           35
PURCHASE OF SHARES                                                               37
REDEMPTION OF SHARES                                                             40
ACCOUNT POLICIES AND FEATURES                                                    42
MANAGEMENT OF THE FUND                                                           43
COMPENSATION TABLE                                                               52
INVESTMENT ADVISORY AND OTHER SERVICES                                           52
DISTRIBUTION OF SHARES                                                           55
BROKERAGE PRACTICES                                                              56
VALUE OF PORTFOLIO HOLDING                                                       60
GENERAL INFORMATION                                                              61
TAXES                                                                            61
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                              67
PERFORMANCE INFORMATION                                                          74
DESCRIPTION OF RATINGS                                                           82
FINANCIAL STATEMENTS                                                             84

The Fund's audited financial statements for the fiscal year ended December 31, 2002, including notes thereto and the report of Ernst & Young LLP, are incorporated by reference herein from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. The China Growth, Gold, MicroCap, Mortgage-Backed Securities, Municipal Bond and U.S. Equity Plus Portfolios were not operational as of the date of this statement of additional information, and do not have a current prospectus. You may obtain the Fund's most recent Annual Report by calling the Morgan Stanley Institutional Fund, Inc. at 1-800-548-7786.


This Statement of Additional Information relates to the following prospectuses dated May 1, 2003: Active International Allocation Portfolio, Asian Equity Portfolio, Asian Real Estate Portfolio, Emerging Markets Portfolio, Emerging Markets Debt Portfolio, Equity Growth Portfolio, European Real Estate Portfolio, European Value Equity Portfolio, Focus Equity Portfolio, Global Franchise Portfolio, Global Value Equity Portfolio, International Equity Portfolio, International Magnum Portfolio, International Small Cap Portfolio, Japanese Value Equity Portfolio, Latin American Portfolio, Money Market Portfolio, Municipal Money Market Portfolio, Small Company Growth Portfolio, Technology Portfolio, U.S. Real Estate Portfolio and Value Equity Portfolio; and dated August 20, 2003; Large Cap Relative Value Portfolio. Each Portfolio (with the exception of the Large Cap Relative Value, International Small Cap, Money Market and Municipal Money Market Portfolios) offer both Class A and Class B shares. The Large Cap Relative Value, International Small Cap, Money Market and Municipal Money Market Portfolios only offer Class A shares.


                       INVESTMENT POLICIES AND STRATEGIES

This Statement of Additional Information provides additional information about the investment policies and operations of the Fund and its investment portfolios (each a "Portfolio"). Morgan Stanley Investment Management Inc. (the "Adviser" or "Morgan Stanley Investment Management") acts as investment adviser to each Portfolio. Under the supervision of Morgan Stanley Investment Management, Morgan Stanley Investment Advisors Inc.

("MSIA") acts as investment sub-adviser to the Money Market and Municipal Money Market Portfolios; Morgan Stanley Investment Management Limited ("MSIM Limited") acts as investment sub-adviser to the Global Franchise, Global Value Equity, International Equity, International Small Cap, European Value Equity and International Magnum Portfolios; Morgan Stanley Investment Management Company ("MSIM Company") acts as investment sub-adviser to the Asian Equity and International Magnum Portfolios; and Morgan Stanley Asset & Investment Trust Management Co. Limited ("MSAITM") acts as investment sub-adviser to the Japanese Value Equity and International Magnum Portfolios (MSIA, MSIM, MSIM Company and MSAITM are each referred to individually as the "Sub-Adviser" and collectively as the "Sub-Advisers"). References to Morgan Stanley Investment Management, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision. References to Morgan Stanley Investment Management, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.


The following table provides additional information about the Portfolios' investment policies. Capitalized items used below are described in more detail later in this section.

ACTIVE INTERNATIONAL ALLOCATION         Under normal circumstances, the
PORTFOLIO                               Portfolio invests primarily in
                                        accordance with country and sector
                                        weightings determined by the Adviser in
                                        Equity Securities of non-U.S. issuers
                                        that, in the aggregate, generally
                                        replicate broad market indices.

ASIAN EQUITY PORTFOLIO                  Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of Asian issuers (excluding
                                        Japanese issuers).

ASIAN REAL ESTATE PORTFOLIO             Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of companies principally
                                        engaged in the Asian real estate
                                        industry.

CHINA GROWTH PORTFOLIO                  Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of issuers in The People's
                                        Republic of China, Hong Kong and Taiwan.

EMERGING MARKETS PORTFOLIO              Under normal circumstances, the
                                        Portfolio invests primarily in
                                        growth-oriented Equity Securities of
                                        issuers in Emerging Market Countries.

EMERGING MARKETS DEBT PORTFOLIO         Under normal circumstances, the
                                        Portfolio invests primarily in Fixed
                                        Income Securities of government and
                                        government-related issuers and, to a
                                        lesser extent, corporate issuers in
                                        Emerging Market Countries.

EQUITY GROWTH PORTFOLIO                 Under normal circumstances, the
                                        Portfolio invests primarily in growth
                                        oriented Equity Securities of large
                                        capitalization U.S. and, to a limited
                                        extent, foreign companies.

EUROPEAN REAL ESTATE PORTFOLIO          Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of companies principally
                                        engaged in the European real estate
                                        industry.

EUROPEAN VALUE EQUITY PORTFOLIO         Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of European issuers.

FOCUS EQUITY PORTFOLIO                  Under normal circumstances, the
                                        Portfolio invests primarily in
                                        growth-oriented Equity Securities of
                                        U.S. and, to a limited extent, foreign
                                        companies. The Portfolio generally
                                        concentrates its holdings in a
                                        relatively small number of companies and may invest up to 25% of its assets in a single issuer.

GLOBAL FRANCHISE PORTFOLIO              Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of issuers located throughout the world that Morgan Stanley Investment
                                        Management believes have, among other
                                        things, resilient business franchises
                                        and growth potential.

GLOBAL VALUE EQUITY PORTFOLIO           Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of issuers located throughout the world, including issuers located in the United States. Ordinarily, at least
                                        20% of the Portfolio's total assets will be invested in Equity Securities of U.S.
                                        issuers.

GOLD PORTFOLIO                          Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of U.S. and foreign companies engaged in gold-related activities.

INTERNATIONAL EQUITY PORTFOLIO          Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of non-U.S. issuers.

INTERNATIONAL MAGNUM PORTFOLIO          Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of non-U.S. issuers domiciled in EAFE countries. The Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in non-EAFE countries, including Emerging
                                        Market Countries.

INTERNATIONAL SMALL CAP PORTFOLIO       Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of small non-U.S. companies.

JAPANESE VALUE EQUITY PORTFOLIO         Under normal circumstances, the
                                        Portfolio invests in primarily in Equity
                                        Securities of Japanese issuers that
                                        Morgan Stanley Investment Management
                                        believes are undervalued relative to
                                        their intrinsic assets, cash flow and
                                        earnings potential.

LARGE CAP RELATIVE VALUE                Under normal circumstances, the
                                        Portfolio invests primarily in a
                                        portfolio of income-producing Equity
                                        Securities.

LATIN AMERICAN PORTFOLIO                Under normal circumstances, the
                                        Portfolio invests primarily in
                                        growth-oriented Equity Securities of
                                        Latin American issuers.

MICROCAP PORTFOLIO                      Under normal circumstances, the
                                        Portfolio invests primarily in
                                        growth-oriented Equity Securities of
                                        small growth-oriented domestic and, to a limited extent, foreign companies with potential for long-term growth.

MONEY MARKET PORTFOLIO                  Under normal circumstances, the
                                        Portfolio invests primarily in Money
                                        Market Instruments with effective
                                        maturities of 397 days or less.

MORTGAGE-BACKED SECURITIES PORTFOLIO    Under normal circumstances, the
                                        Portfolio invests primarily in
                                        investment grade short- and
                                        intermediate-term Mortgage-Related
                                        Securities. The Portfolio may invest up
                                        to 15% in Mortgage-Related Securities
                                        rated in the third highest rating
                                        category or, if unrated, believed by
                                        Morgan Stanley Investment Management to
                                        be of equivalent quality.

MUNICIPAL BOND PORTFOLIO                Under normal circumstances, the
                                        Portfolio invests primarily in
                                        Municipals rated investment grade at the time of investment or futures and options on futures relating to these Municipals. The Portfolio invests 65% of its net assets in Municipals having an initial maturity of more than one year.
                                        The Portfolio may invest up to 20% of
                                        its net assets in Municipals that pay
                                        interest subject to alternative minimum
                                        tax and up to 20% in cash, cash
                                        equivalents, U.S. Government securities
                                        and taxable investment grade corporate
                                        Fixed Income Securities.

MUNICIPAL MONEY MARKET PORTFOLIO        Under normal circumstances, the
                                        Portfolio invests primarily in Municipal
                                        Money Market Instruments with effective
                                        maturities of 397 days or less that pay
                                        interest that is exempt from federal
                                        taxation.

SMALL COMPANY GROWTH PORTFOLIO          Under normal circumstances, the
                                        Portfolio invests primarily in
                                        growth-oriented Equity Securities of
                                        small U.S. issuers and, to a limited
                                        extent, foreign issuers.

TECHNOLOGY PORTFOLIO                    Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of companies that Morgan
                                        Stanley Investment Management believes
                                        will benefit from their involvement in
                                        technology and technology-related
                                        industries.

U.S. EQUITY PLUS PORTFOLIO              Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of U.S. issuers included in
                                        the Standard & Poor's 500 Index.

U.S. REAL ESTATE PORTFOLIO              Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of companies principally
                                        engaged in the U.S. real estate
                                        industry, including real estate
                                        investment trusts (REITs).

VALUE EQUITY PORTFOLIO                  Under normal circumstances, the
                                        Portfolio invests primarily in Equity
                                        Securities of U.S. and, to a limited
                                        extent, foreign issuers that Morgan
                                        Stanley Investment Management believes
                                        to be undervalued relative to the stock
                                        market in general at the time of
                                        purchase.

The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a more complete description of such Portfolio's investment policies.

                   GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

                                        ACTIVE                 ASIAN                     EUROPEAN  EUROPEAN             GLOBAL
                                        INTERNATIONAL  ASIAN   REAL    CHINA   EMERGING  VALUE     REAL      GLOBAL     VALUE
                                        ALLOCATION     EQUITY  ESTATE  GROWTH  MARKETS   EQUITY    ESTATE    FRANCHISE  EQUITY
-------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
   Common Stocks                              X           X       X       X       X         X         X           X        X
   Depositary Receipts                        X           X       X       X       X         X         X           X        X
   Preferred Stocks                           X           X       X       X       X         X         X           X        X
   Rights                                     X           X       X       X       X         X         X           X        X
   Warrants                                   X           X       X       X       X         X         X           X        X
   Convertible Securities                     X           X       X       X       X         X         X           X        X
   Limited Partnerships
   Investment Company Securities              X           X       X       X       X         X         X           X        X
   Real Estate Investing                      X           X       X       X       X         X         X           X        X
   --REITS                                    X           X       X       X       X         X         X           X        X
   --Specialized Ownership Vehicles           X           X       X       X       X         X         X           X        X
FIXED INCOME SECURITIES:
   High Yield Securities                                                          X
   U.S. Government Securities                 X           X       X       X       X         *         X           *        *
   Agencies                                   X           X       X       X       X         *         X           *        *
   Corporates                                 X           X       X       X       X         *         X           *        *
   Money Market Instruments                   X           X       X       X       X         X         X           X        X
   Mortgage Related Securities
   -MBSs
   -CMOs
   -SMBSs
   Repurchase Agreements                      X           X       X       X       X         X         X           X        X
   Municipals
   Asset-Backeds
   Loan Participations and
      Assignments                                                                 X
   Temporary Investments                      X           X       X       X       X         X         X           X        X
   Zero Coupons, Pay-In-Kind
      Securities or Deferred
      Payment Securities                      X           X       X       X       X                   X
   Floaters

                                                                                            JAPANESE
                                               INTERNATIONAL  INTERNATIONAL  INTERNATIONAL  VALUE     LATIN
                                        GOLD   EQUITY         MAGNUM         SMALL CAP      EQUITY    AMERICAN
--------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
   Common Stocks                          X         X               X             X             X        X
   Depositary Receipts                    X         X               X             X             X        X
   Preferred Stocks                       X         X               X             X             X        X
   Rights                                 X         X               X             X             X        X
   Warrants                               X         X               X             X             X        X
   Convertible Securities                 X         X               X             X             X        X
   Limited Partnerships
   Investment Company Securities          X         X               X             X             X        X
   Real Estate Investing                            X               X             X             X        X
   --REITS                                          X               X             X             X        X
   --Specialized Ownership Vehicles                 X               X             X             X        X
FIXED INCOME SECURITIES:
   High Yield Securities                                                                                 X
   U.S. Government Securities             X         *               X             *             X        X
   Agencies                               X         *               X             *             X        X
   Corporates                             X         *               X             *             X        X
   Money Market Instruments               X         X               X             X             X        X
   Mortgage Related Securities
   -MBSs
   -CMOs
   -SMBSs
   Repurchase Agreements                  X         X               X             X             X        X
   Municipals
   Asset-Backeds
   Loan Participations and
      Assignments                                                                                        X
   Temporary Investments                  X         X               X             X             X        X
   Zero Coupons, Pay-In-Kind
      Securities or Deferred
      Payment Securities                  X                         X                           X        X
   Floaters

                                        ACTIVE                 ASIAN                     EUROPEAN  EUROPEAN             GLOBAL
                                        INTERNATIONAL  ASIAN   REAL    CHINA   EMERGING  VALUE     REAL      GLOBAL     VALUE
                                        ALLOCATION     EQUITY  ESTATE  GROWTH  MARKETS   EQUITY    ESTATE    FRANCHISE  EQUITY
-------------------------------------------------------------------------------------------------------------------------------
   Inverse Floaters
FOREIGN INVESTMENT:
   Foreign Equity Securities                  X           X       X       X       X         X         X           X        X
   Foreign Government Fixed Income
      Securities                              X           X       X       X       X                   X
   Foreign Corporate Fixed Income
      Securities                              X           X       X       X       X                   X
   Emerging Market Country
      Securities                              X           X       X       X       X         X         X           X        X
   Russian Equity Securities                                                      X
   Foreign Currency Transactions              X           X       X       X       X         X         X           X        X
   Brady Bonds                                X           X       X               X         X         X                    X
   Investment Funds                           X           X       X       X       X         X         X           X        X
OTHER SECURITIES AND INVESTMENT
TECHNIQUES:
   Loans of Portfolio Securities              X           X       X       X       X         X         X           X        X
   Non-Publicly Traded Securities,
      Private Placements and
      Restricted Securities                   X           X       X       X       X         X         X           X        X
   When-Issued and Delayed Delivery
      Securities                              X           X       X       X       X         X         X           X        X
   Borrowing for Investment Purposes
   Temporary Borrowing                        X           X       X       X       X         X         X           X        X
   Reverse Repurchase Agreements
   Short Sales
   Structured Investments                     X           X       X       X       X         X         X           X        X
DERIVATIVE PRODUCTS:
   Foreign Currency Forward
      Contracts                               X           X       X       X       X         X         X           X        X
   Futures Contracts                          X           X       X       X       X         X         X           X        X
   Forward Contracts                          X           X       X       X       X         X         X           X        X
   Option Transactions                        X           X       X       X       X         X         X           X        X
   Swaps                                      X           X       X       X       X         X         X           X        X

                                                                                            JAPANESE
                                               INTERNATIONAL  INTERNATIONAL  INTERNATIONAL  VALUE     LATIN
                                        GOLD   EQUITY         MAGNUM         SMALL CAP      EQUITY    AMERICAN
--------------------------------------------------------------------------------------------------------------
   Inverse Floaters
FOREIGN INVESTMENT:
   Foreign Equity Securities              X         X               X             X             X        X
   Foreign Government Fixed Income
      Securities                          X                         X                           X        X
   Foreign Corporate Fixed Income
      Securities                          X                         X                           X        X
   Emerging Market Country
      Securities                          X         X               X             X                      X
   Russian Equity Securities
   Foreign Currency Transactions          X         X               X             X             X        X
   Brady Bonds                            X                         X                           X        X
   Investment Funds                       X         X               X             X             X        X
OTHER SECURITIES AND INVESTMENT
TECHNIQUES:
   Loans of Portfolio Securities          X         X               X             X             X        X
   Non-Publicly Traded Securities,
      Private Placements and
      Restricted Securities               X         X               X             X             X        X
   When-Issued and Delayed Delivery
      Securities                          X         X               X             X             X        X
   Borrowing for Investment Purposes                                                                     X
   Temporary Borrowing                    X         X               X             X             X        X
   Reverse Repurchase Agreements                                                                         X
   Short Sales                                                                                           X
   Structured Investments                 X         X               X             X             X        X
DERIVATIVE PRODUCTS:
   Foreign Currency Forward
      Contracts                           X         X               X             X             X        X
   Futures Contracts                      X         X               X             X             X        X
   Forward Contracts                      X         X               X             X             X        X
   Option Transactions                    X         X               X             X             X        X
   Swaps                                  X         X               X             X             X        X

----------
* This Portfolio may invest in certain Corporate Debt as described under Money Market Instruments and Temporary Investments.

U.S. EQUITY PORTFOLIOS

                                                                                 LARGE CAP            SMALL                U.S.
                                                                 EQUITY  FOCUS   RELATIVE             COMPANY              EQUITY
                                                                 GROWTH  EQUITY  VALUE      MICROCAP  GROWTH   TECHNOLOGY  PLUS
---------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
   Common Stocks                                                   X        X        X          X         X         X        X
   Depositary Receipts                                             X        X        X          X         X         X        X
   Preferred Stocks                                                X        X        X          X         X         X        X
   Rights                                                          X        X        X          X         X         X        X
   Warrants                                                        X        X        X          X         X         X        X
   Convertible Securities                                          X        X                   X         X         X        X
   Limited Partnerships
   Investment Company Securities                                   X        X        X          X         X         X        X
   Real Estate Investing                                           X        X        X          X         X                  X
   -REITS                                                          X        X        X          X         X                  X
   -Specialized Ownership Vehicles                                 X        X        X          X         X                  X
FIXED INCOME SECURITIES:
   High Yield Securities                                                                                            X
   U.S. Government Securities                                      X        X        X          X         X         X        X
   Agencies                                                        X        X        X          X         X         X        X
   Corporates                                                      X        X        X          X         X         X        X
   Money Market Instruments                                        X        X        X          X         X         X        X
   Mortgage Related Securities
   -MBSs
   -CMOs
   -SMBSs
   Repurchase Agreements                                           X        X        X          X         X         X        X
   Municipals
   Asset-Backeds
   Loan Participations and Assignments
   Temporary Investments                                           X        X        X          X         X         X        X
   Zero Coupons, Pay-In-Kind Securities or Deferred Payment
      Securities                                                   X        X        X          X         X         X        X
   Floaters
   Inverse Floaters
FOREIGN INVESTMENT:
   Foreign Equity Securities                                       X        X        X          X         X         X        X
   Foreign Bonds                                                                                                    X
   Emerging Market Country Securities                                                                               X
   Russian Equity Securities
   Foreign Currency Transactions                                   X        X        X          X         X         X        X
   Brady Bonds

                                                                 U.S.
                                                                 REAL
                                                                 ESTATE  VALUE EQUITY
-------------------------------------------------------------------------------------
EQUITY SECURITIES:
   Common Stocks                                                    X          X
   Depositary Receipts                                              X          X
   Preferred Stocks                                                 X          X
   Rights                                                           X          X
   Warrants                                                         X          X
   Convertible Securities                                           X          X
   Limited Partnerships
   Investment Company Securities                                    X          X
   Real Estate Investing                                            X          X
   -REITS                                                           X          X
   -Specialized Ownership Vehicles                                  X          X
FIXED INCOME SECURITIES:
   High Yield Securities
   U.S. Government Securities                                       X          X
   Agencies                                                         X          X
   Corporates                                                       X          X
   Money Market Instruments                                         X          X
   Mortgage Related Securities
   -MBSs
   -CMOs
   -SMBSs
   Repurchase Agreements                                            X          X
   Municipals
   Asset-Backeds
   Loan Participations and Assignments
   Temporary Investments                                            X          X
   Zero Coupons, Pay-In-Kind Securities or Deferred Payment
      Securities                                                    X          X
   Floaters
   Inverse Floaters
FOREIGN INVESTMENT:
   Foreign Equity Securities                                        X          X
   Foreign Bonds                                                    X
   Emerging Market Country Securities                               X
   Russian Equity Securities
   Foreign Currency Transactions                                    X          X
   Brady Bonds

                                                                                 LARGE CAP            SMALL                U.S.
                                                                 EQUITY  FOCUS   RELATIVE             COMPANY              EQUITY
                                                                 GROWTH  EQUITY  VALUE      MICROCAP  GROWTH   TECHNOLOGY  PLUS
---------------------------------------------------------------------------------------------------------------------------------
   Investment Funds                                                X        X        X          X         X         X        X
OTHER SECURITIES AND INVESTMENT TECHNIQUES:
   Loans of Portfolio Securities                                   X        X        X          X         X         X        X
   Non-Publicly Traded Securities, Private Placements and
      Restricted Securities                                        X        X        X          X         X         X        X
   When-Issued and Delayed Delivery Securities                     X        X        X          X         X         X        X
   Borrowing for Investment Purposes
   Temporary Borrowing                                             X        X        X          X         X         X        X
   Reverse Repurchase Agreements                                                                                    X        X
   Short Sales
   Structured Investments                                          X        X        X          X         X         X        X
DERIVATIVE PRODUCTS:
   Foreign Currency Forward Contracts                              X        X        X          X         X         X        X
   Futures Contracts                                               X        X        X          X         X         X        X
   Forward Contracts                                               X        X        X          X         X         X        X
   Option Transactions                                             X        X        X          X         X         X        X
   Swaps                                                           X        X        X          X         X         X        X

                                                                 U.S.
                                                                 REAL
                                                                 ESTATE  VALUE EQUITY
-------------------------------------------------------------------------------------
   Investment Funds                                                 X          X
OTHER SECURITIES AND INVESTMENT TECHNIQUES:
   Loans of Portfolio Securities                                    X          X
   Non-Publicly Traded Securities, Private Placements and
      Restricted Securities                                         X          X
   When-Issued and Delayed Delivery Securities                      X          X
   Borrowing for Investment Purposes
   Temporary Borrowing                                              X          X
   Reverse Repurchase Agreements
   Short Sales
   Structured Investments                                           X          X
DERIVATIVE PRODUCTS:
   Foreign Currency Forward Contracts                               X          X
   Futures Contracts                                                X          X
   Forward Contracts                                                X          X
   Option Transactions                                              X          X
   Swaps                                                            X          X

FIXED INCOME AND MONEY MARKET PORTFOLIOS

                                                                       EMERGING                                      MUNICIPAL
                                                                       MARKETS   MONEY   MORTGAGE-BACKED  MUNICIPAL  MONEY
                                                                       DEBT      MARKET  SECURITIES       BOND       MARKET
------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
   Common Stocks
   Depositary Receipts                                                      X
   Preferred Stocks                                                         X
   Rights                                                                   X
   Warrants                                                                 X
   Convertible Securities                                                   X
   Limited Partnerships
   Investment Company Securities                                            X       X           X             X          X
   Real Estate Investing
   -REITs
   -Specialized Ownership Vehicles

                                                                       EMERGING                                      MUNICIPAL
                                                                       MARKETS   MONEY   MORTGAGE-BACKED  MUNICIPAL  MONEY
                                                                       DEBT      MARKET  SECURITIES       BOND       MARKET
------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES:
   High Yield Securities                                                    X
   U.S. Government Securities                                               X       X           X             X          X
   Agencies                                                                 X       X           X             X          X
   Corporates                                                               X       X           *             X          *
   Money Market Instruments                                                 X       X           X             X          X
   Mortgage Related Securities                                              X       X           X             X
   -MBSs                                                                    X       X           X             X
   -CMOs                                                                    X                   X
   -SMBSs                                                                                       X
   Repurchase Agreements                                                    X       X           X             X          X
   Municipals                                                               X       X                         X          X
   Asset-Backeds                                                            X       X
   Loan Participations and Assignments                                      X
   Temporary Investments                                                    X       X           X             X          X
   Zero Coupons, Pay-In-Kind Securities or Deferred Payment                 X       X           X             X          X
   Floaters                                                                 X       X           X             X          X
   Inverse Floaters                                                         X                   X             X
FOREIGN INVESTMENT:
   Foreign Equity Securities                                                X
   Foreign Bonds                                                            X
   Emerging Market Country Securities                                       X
   Russian Equity Securities
   Foreign Currency Transactions                                            X
   Brady Bonds                                                              X
   Investment Funds                                                         X
OTHER SECURITIES AND INVESTMENT TECHNIQUES:
   Loans of Portfolio Securities                                            X                   X             X
   Non-Publicly Traded Securities, Private Placements and Restricted
          Securities                                                        X       X           X             X          X
   When-Issued and Delayed Delivery Securities                              X       X           X             X          X
   Borrowing for Investment Purposes                                        X
   Temporary Borrowing                                                      X       X           X             X          X
   Reverse Repurchase Agreements                                            X       X
   Short Sales                                                              X
   Structured Investments                                                   X       X           X             X
DERIVATIVE PRODUCTS:
   Foreign Currency Forward Contracts                                       X                   X             X

                                                                       EMERGING                                      MUNICIPAL
                                                                       MARKETS   MONEY   MORTGAGE-BACKED  MUNICIPAL  MONEY
                                                                       DEBT      MARKET  SECURITIES       BOND       MARKET
------------------------------------------------------------------------------------------------------------------------------
   Futures Contracts                                                        X                   X             X
   Forward Contracts                                                        X                   X             X
   Option Transactions                                                      X                   X             X
   Swaps                                                                    X                   X             X

----------
* This Portfolio may invest in certain Corporate Debt as described under Money Market Instruments and Temporary Investments.

EQUITY SECURITIES

Equity Securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of Equity Securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all Equity Securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's Equity Securities.

The Portfolios may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. A Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

COMMON STOCKS. Common Stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the

United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, a Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

PREFERRED STOCKS. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

RIGHTS. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferrable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

WARRANTS. Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferrable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.

CONVERTIBLE SECURITIES. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security. Each of the U.S., Global, and International Equity Portfolios can invest up to 5% of its assets in convertible securities that have been rated below investment grade.

LIMITED PARTNERSHIPS. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

INVESTMENT COMPANY SECURITIES. Investment Company Securities are securities of other open-end or closed-end investment companies, including exchange-traded funds ("ETFs"). The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. A Portfolio may invest in Investment Company Securities of investment companies managed by Morgan Stanley Investment Management or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the Securities and Exchange Commission ("SEC"). To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in any such Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

EXCHANGE TRADED FUNDS. The Portfolios may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Portfolio would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

REAL ESTATE INVESTING. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolios' investments.

REITS. Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in any of the Portfolios, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

FIXED INCOME SECURITIES

Fixed Income Securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical Fixed Income Security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the Security.

Fixed Income Securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of Fixed Income Securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk, and spread risk.

Interest-rate risk arises due to general changes in the level of market rates after the purchase of a Fixed Income Security. Generally, the values of Fixed Income Securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding Fixed Income Securities generally rise and during periods of rising interest rates, the values of most Securities generally decline. While Securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a Fixed Income Security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a Security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a Security. In almost all cases, the duration of a Fixed Income Security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other Securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in Fixed Income Securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, Securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than Securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the Security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding Fixed Income Securities. Quantitative models help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political, and, other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk, or spread risk.

FIXED INCOME VALUE INVESTING: The Adviser employs a value investing philosophy in the management of certain Portfolios. Bond prices and yields reflect implicit market forecasts regarding a variety of factors, such as inflation, economic growth, credit risk, and prepayment risk, to name a few. The Advisor uses a series of quantitative models and tools to assess and help identify situations where implicit market forecasts appear to be extremely optimistic or pessimistic. The Advisor then analyzes these findings and establishes the Portfolio's interest-rate, sector, and security selection positions so as to take advantage of the most attractive of these value opportunities.

MATURITY AND DURATION MANAGEMENT: A component of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed, based upon the Adviser's assessment of the market's implied forecasts for inflation and economic growth. Adjustments to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall.

Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

AGENCIES: The Term "Agencies" is used to refer to unsecured Fixed Income Securities which are not guaranteed by, or backed by the full faith and credit of the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Federal National Mortgage Association (FNMA), or any of several other agencies. The term is not used to refer to mortgage securities issued by such agencies of the U.S. government.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are Fixed Income Securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group "S&P") or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by Morgan Stanley Investment Management. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to Fixed Income Securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Security. Moreover, market risk also will affect the prices of even the highest rated Fixed Income Securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Fixed Income Securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's or BB through D by S&P) and unrated securities considered by Morgan Stanley Investment Management to be of equivalent quality. High Yield Securities are not considered investment grade and are commonly referred to as "junk bonds" or high yield, high risk securities.

While High Yield Securities offer higher yields, they carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High Yield Securities are often issued by smaller, less credit worthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to Investment Grade Securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of High Yield Securities are more volatile and may react with greater sensitivity to market changes.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Government Securities may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities.

CORPORATES. Corporates are Fixed Income Securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of Equity Securities of the issuer as to both income and assets for the principal and interest due the holder.

MONEY MARKET INSTRUMENTS. Money Market Instruments are high quality short-term Fixed Income Securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.

CASH EQUIVALENTS. Cash equivalents are short-term Fixed Income Securities comprising of:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, and, in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the foreign investing section of this SAI.

The Portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio (except the Money Market and Municipal Money Market Portfolios) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (E.G., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (E.G., A or better by Moody's, S&P or Fitch). The Money Market Portfolio and Municipal Money Market Portfolio invest only in commercial paper rated in the highest category;

(3) Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (E.G., A or better by Moody's, S&P or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6)  Repurchase agreements collateralized by securities listed above.

Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MORTGAGE RELATED SECURITIES. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

     MORTGAGE-BACKED SECURITIES. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by GNMA, FHLMC or Fannie Mae
(FNMA), private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs that at the time of purchase are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are supported by the FHLMC's right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs (FHLMC Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average

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life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's or S&P or are deemed by the Adviser to be of comparable investment quality.

     FANNIE MAE CERTIFICATES. Fannie Mae (i.e., the Federal National Mortgage Association, or FNMA) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans;
(ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans

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and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed above) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

     CREDIT ENHANCEMENT. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make

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payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

It is the current policy of the Large Cap Relative Value Portfolio not to invest at the time of purchase more than 5% of its net assets in securities subject to repurchase agreements.

Pursuant to an order issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis with other investment companies advised by Morgan Stanley Investment Management. By entering into Repurchase Agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement.

MUNICIPALS: Municipal securities are FIXED INCOME SECURITIES issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years).

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Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of Morgan Stanley Investment Management to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" basis, meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

ASSET-BACKED SECURITIES. Asset-Backed Securities ("Asset-Backeds") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral underlying Asset-Backeds tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments (on automobile loans and other collateral) will alter the cash flow on Asset-Backeds and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. The maturity of Asset-Backeds will be based on the expected average life of the instrument. In selecting these securities, Morgan Stanley Investment Management will look for those securities that offer a higher yield to compensate for any variation in average maturity.

PREFERRED STOCKS. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks represent an ownership interest in the issuer they have many of the characteristics of an Equity Security and are, therefore, included in both the definition of Fixed Income Security and Equity Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio's investments in Loans are expected in most instances to be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may

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be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by Morgan Stanley Investment Management to be creditworthy.



When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Because there is no liquid market for Loan Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Loan Participations and Assignments when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its net asset value.


Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

TEMPORARY INVESTMENTS. When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term Fixed Income Securities for temporary defensive purposes. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

The Large Cap Relative Value Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Under normal market conditions, no more than 5% of the Portfolio's assets will be invested in cash. Although the Adviser can take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede the Adviser's ability to protect the Large Cap Relative Value Portfolio's capital during declines in the particular segment of the market to which the Large Cap Relative Value Portfolio's assets are committed.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupon, Pay-In-Kind and Deferred Payment Securities are all types of Fixed Income Securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

     ZERO COUPONS. Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity

     PAY-IN-KIND SECURITIES. Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

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     DEFERRED PAYMENT SECURITIES. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

FLOATERS. Floaters are Fixed Income Securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. The Portfolios may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues but Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investing in the Equity Securities or Fixed Income Securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although Morgan Stanley Investment Management endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

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Morgan Stanley Investment Management considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

FOREIGN EQUITY SECURITIES. Foreign Equity Securities are Equity Securities of an issuer in a country other than the United States.

FOREIGN GOVERNMENT FIXED INCOME SECURITIES. Foreign Government Fixed Income Securities are Fixed Income Securities issued by a government other than the U.S. government or government-related issuer in a country other than the United States.

FOREIGN CORPORATE FIXED INCOME SECURITIES. Foreign Corporate Fixed Income Securities are Fixed Income Securities issued by a private issuer in a country other than the United States.

EMERGING MARKET COUNTRY SECURITIES. An emerging market country security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

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Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

RUSSIAN EQUITY SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

FOREIGN CURRENCY TRANSACTIONS. The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios may conduct their foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into foreign currency forward contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, Morgan Stanley Investment Management believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

     FOREIGN CURRENCY WARRANTS. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Portfolios will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

EUROPEAN CURRENCY TRANSITION. On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "Euro" and each member's local currency became a denomination of the Euro. Each participating country (currently, Austria, Belgium, Finland, France,

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Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and
Spain) has replaced its local currency with the Euro effective January 1, 2002.

The transition to the Euro may continue to have an effect on the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro may have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

OTHER SECURITIES

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its investment securities to qualified institutional investors that need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (I.E., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Morgan Stanley Investment Management to be of good standing and when, in the judgment of Morgan Stanley Investment Management, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% (10% for the Large Cap Relative Value, Money Market and Municipal Money Market Portfolios) of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933 (the "1993 Act") ("Rule 144A Securities") and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest without limit in liquid

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Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a When-Issued or Delayed Delivery basis may increase the volatility of its net asset value. When a Portfolio agrees to purchase When-Issued or Delayed Delivery Securities, it will earmark or segregate cash or liquid securities in an amount equal to the Portfolio's commitment to purchase these securities.

BORROWING FOR INVESTMENT PURPOSES. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when Morgan Stanley Investment Management believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. Each Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.


TEMPORARY BORROWING. Each Portfolio is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes, except that the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) below. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when Morgan Stanley Investment Management believes that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. Each Portfolio (other than the Emerging Markets Debt Portfolio) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.


The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by Morgan Stanley Investment Management or its affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

REVERSE REPURCHASE AGREEMENTS. Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in Reverse Repurchase Agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

SHORT SALES. A short sale is a transaction in which the Portfolio sells securities it owns or has the right to acquire at no added cost (I.E., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on

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behalf of a broker until the Portfolio replaces the borrowed securities. The
Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. If Morgan Stanley Investment Management incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


STRUCTURED INVESTMENTS. Each Portfolio may invest in Structured
Investments. Structured Investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount a Portfolio receives when it sells a Structured Investment or at maturity of a Structured Investment is not fixed, but is based on the price of the underlying security or index. Particular Structured Investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of Structured Investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured Investments also may trade differently from their underlying securities. Structured Investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of Structured Investments, making high volume trades possible only with discounting.

Structured Investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four of the more common types of Structured Investments that each Portfolio may invest in. The Portfolios may invest in other Structured Investments, including those that may be developed in the future, to the extent that the Structured Investments are otherwise consistent with a Portfolio's investment objective and policies.


     PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company's common stock.

     ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income, find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

     LYONS. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Portfolio will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

     STRUCTURED NOTES. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Portfolios will use Structured Notes to tailor their investments to the specific risks and returns Morgan Stanley Investment Management wishes to accept while avoiding or reducing certain other risks.

DERIVATIVES

The Portfolios are permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Portfolios. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying"). Each Portfolio will limit its use of foreign currency forward contracts and other derivative products for non-hedging purposes to 33 1/3% of its total assets, measured by the aggregate notional amount of outstanding derivative products.

The term hedging, generally, means that a Portfolio is using a derivative product as a way to reduce or limit risk. For example, a Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or a Portfolio could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Portfolios also may use certain complex hedging techniques. For example, a Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is

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different. There is no limit on the use of foreign currency forward contracts or other derivative products for hedging purposes.

The Portfolios may use derivative products under a number of different circumstances to further their investment objectives. For example, a Portfolio may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. A Portfolio may also use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Portfolios also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by a Portfolio for hedging or risk management purposes and in other circumstances when Morgan Stanley Investment Management believes it advantageous to do so consistent with the Portfolio's investment objectives and policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such derivative transactions.

The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Morgan Stanley Investment Management is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the derivative products in which the Portfolios may invest and some of the risks related thereto are described in further detail below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT: Forward foreign currency exchange contracts are derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

A Portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a foreign currency forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

Forward foreign currency exchange contracts are not traded on contract markets regulated by the SEC or the Commodity Futures Trading Commission ("CFTC"). They are traded through financial institutions acting as

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market-makers. Portfolios that trade foreign currency forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Forward foreign currency exchange contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio's obligation under the forward foreign currency exchange contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into a forward foreign currency exchange contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward foreign currency exchange contract.

The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of, exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS (FUTURES) AND FORWARD CONTRACTS (FORWARDS). The Portfolios may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use forward foreign currency exchange contracts which are separately

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discussed under "Forward Foreign Currency Exchange Contracts." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will uses these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may use futures contracts, forward contracts and related options follow.

The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by Morgan Stanley Investment Management, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes. The Portfolios may also use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates.

Gains and losses on futures contracts, forward contracts and related options depend on Morgan Stanley Investment Management's ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. A Portfolio will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such contracts.

Under rules adopted by the CFTC, each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

OPTIONS. The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

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Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by Morgan Stanley Investment Management and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

SWAPS, CAPS, COLLARS AND FLOORS. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor in not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, I.E., nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent

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reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies under the agreements related to the transaction.

CREDIT DEFAULT SWAPS: The Emerging Markets Debt Portfolio may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

Each current Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

     (1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities), and except that the Gold Portfolio may invest in gold bullion in accordance with its investment objectives and policies;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

     (3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

     (4) except with respect to the Asian Real Estate, China Growth, Emerging Markets, Emerging Markets Debt, European Real Estate, Focus Equity, Global Franchise, International Magnum, Latin American, MicroCap, Technology and U.S. Real Estate Portfolios, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

     (5) issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), except that each of the Emerging Markets Debt and Latin American Portfolios may borrow from banks and other entities, and the Technology Portfolio may borrow from banks, in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objectives and policies;

     (6) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

     (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Portfolio or the Municipal Money Market Portfolio) instruments issued by U.S. Banks, except that
(i) the Latin American Portfolio may invest more than 25% of its total assets in securities of companies involved in the telecommunications industry or financial services industry; (ii) the Gold Portfolio will invest more than 25% of its total assets in securities of companies in the group of industries involved in gold-related or precious-metals-related activities, as described in its prospectus, and may invest more than 25% of its total assets in one or more of the industries that are a part of such group of industries, as described in its prospectus; (iii) each of the Asian Real Estate, European Real Estate and U.S. Real Estate Portfolios will invest more than 25% of its total assets in the Asian, European and U.S. real estate industries, respectively, as described in their prospectuses; and (iv) the Technology Portfolio will invest more than 25% of its assets in securities of companies in the technology or technology-related industries;

     (8) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL LIMITATIONS

In addition, each current Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each current Portfolio of the Fund will not:

     (1) purchase on margin or sell short, except (i) that the Emerging Markets Debt and Latin American Portfolios may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; (ii) that each Portfolio, except the Money Market and Municipal Money Market Portfolios, may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

     (2) except for the Asian Real Estate, European Real Estate and U.S. Real Estate Portfolios, invest in real estate limited partnership interests, and the Asian Real Estate, European Real Estate and U.S. Real Estate Portfolios may not invest in such interests that are not publicly traded;

     (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as

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such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder; and (iii) in the case of the Large Cap Relative Value Portfolio, will not lend any security or make any other loan if, as a result, more than 10% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

     (4) borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Portfolio's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)(or in the case of the Large Cap Relative Value Portfolio up to 5% of the total net assets taken at cost and may pledge up to 15% of its total assets taken at cost)), or purchase securities while borrowings exceed 5% of its total assets, except that the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) above; and

Whether diversified or non-diversified, each Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy any diversification test.

With respect to fundamental investment limitation number (7), each Portfolio will determine industry concentration in accordance with the industry classifications used by its benchmark index, except that with respect to the Money Market and Municipal Money Market Portfolios, (a) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry and (b) asset-backed securities will be classified according to the underlying assets securing such securities.

In accordance with fundamental investment limitation number (7), the Latin American Portfolio will only invest more than 25% of its total assets in companies involved in the telecommunications industry or financial services industry if the Board of Directors determines that the Latin American markets are dominated by securities of issuers in such industries and that, in light of the anticipated return, investment quality, availability and liquidity of the issuers in such industries, the Portfolio's ability to achieve its investment objective would, in light of the investment policies and limitations, be materially adversely affected if the Portfolio was not able to invest greater than 25% of its total assets in such industries. As stated in the Prospectus, the Board of Directors has made the foregoing determination and, accordingly, the Latin American Portfolio will invest between 25% and 50% of its assets in securities of issuers engaged in the telecommunications industry.

The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.

                               PURCHASE OF SHARES

You may purchase shares of each Portfolio on any day the New York Stock Exchange ("NYSE") is open. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares. The International Equity Portfolio is currently closed to new investors with the exception of certain Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") customers, employees of Morgan Stanley & Co. and its affiliates, certain tax-qualified retirement plans and other investment companies advised by Morgan Stanley Investment Management and its affiliates. The China Growth, Gold, MicroCap, Mortgage-Backed Securities, Municipal Bond and U.S. Equity Plus Portfolios currently are not operational.

Shares of each Portfolio may be purchased at the net asset value per share next determined after receipt by the Fund or its designee of a purchase order as described under "Methods of Purchase" and "Investment through Financial

Intermediaries." Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio Shares of equal value. CLASS B SHARES OF THE MONEY MARKET PORTFOLIO ARE AVAILABLE FOR PURCHASE ONLY THROUGH FINANCIAL INTERMEDIARIES (AS DISCUSSED BELOW) THAT HAVE MADE ARRANGEMENTS WITH THE FUND. The net asset value per share of each Portfolio is calculated on days that the NYSE is open for business. Net asset value per share is determined (i) for each non-money market Portfolio, as of the close of trading of the NYSE (normally 4:00 p.m. Eastern
Time); (ii) for the Money Market Portfolio, as of 12:00 noon Eastern Time; and
(iii) for the Municipal Money Market Portfolio, as of 11:00 a.m. Eastern Time (for each Portfolio, the "Pricing Time").

MINIMUM INVESTMENT

The minimum initial investment is $500,000 for Class A shares and $100,000 for Class B shares of each non-money market Portfolio, except that the minimum initial investment is $250,000 for Class A shares and $50,000 for Class B shares of the Technology Portfolio. The minimum initial investment is $100,000 for Class A shares of each money market Portfolio. There is no minimum initial investment for Class B shares of the Money Market Portfolio. These minimums may be waived at Morgan Stanley Investment Management's discretion for: certain types of investors, including trust departments, brokers, dealers, agents, financial planners, financial services firms, investment advisers or various retirement and deferred compensation plans ("Financial Intermediaries"); certain accounts managed by Morgan Stanley Investment Management and its affiliates ("Managed Accounts"); and certain employees and customers of Morgan Stanley & Co. and its affiliates. The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

METHODS OF PURCHASE

You may purchase shares directly from the Fund by Federal Funds wire, by bank wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolios by purchasing shares through Financial Intermediaries that have made arrangements with the Fund. Class B shares of the Money Market Portfolio may only be purchased through Financial Intermediaries. Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment through Financial Intermediaries.") If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. Federal Funds purchase orders will be accepted only on a day on which the Fund and J.P. Morgan Chase Bank ("J.P. Morgan Chase") are open for business. Your bank may charge a service fee for wiring Federal Funds. In order to ensure proper handling of your purchase by Federal Funds wire, please follow these steps.

     1. Complete and sign an Account Registration Form and mail it to the address shown thereon.

     2. Place your order by telephoning the Fund at 1-800-548-7786. A Fund representative will request certain purchase information and provide you with a confirmation number.

     3. Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account as follows:

          J.P. Morgan Chase Bank
          270 Park Avenue
          New York, New York  10017
          ABA# 021000021
          DDA# 910-2-733293
          Attn: Morgan Stanley Institutional Fund, Inc.
          Subscription Account
          Ref: (Portfolio name, your account number, your account name, your confirmation number) Please call the Fund at 1-800-548-7786 prior to wiring funds.

When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time) the purchase will be executed at the net asset value computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the net asset value next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

BANK WIRE. A purchase of shares by bank wire must follow the same procedure as for a Federal Funds wire, described above. However, depending on the time the bank wire is sent and the bank handling the wire, money transferred by bank wire may or may not be converted into Federal Funds prior to the close of the FFWCC. Prior to conversion to Federal Funds and receipt by the Fund, an investor's money will not be invested.

CHECK. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc. -- [Portfolio name]" to:

          Morgan Stanley Institutional Fund, Inc.
          c/o J.P. Morgan Investor Services Co.
          73 Tremont St.
          Boston, Massachusetts 02108-3919

The Fund ordinarily is credited with Federal Funds within one business day of deposit of a check. Thus, a purchase of shares by check ordinarily will be credited to your account at the net asset value per share of each of the Portfolios determined on the next business day after receipt.

INVESTMENT THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase or redeem shares at the net asset value per share next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

ADDITIONAL INVESTMENTS. You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. The minimum additional investment generally is $1,000 per Portfolio, except that there is no minimum for Class B shares of the Money Market Portfolio. The minimum additional investment may be lower for certain accounts described above under "Minimum Investment." For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions 2 and 3 under "Federal Funds Wire" above.

INVOLUNTARY CONVERSION AND REDEMPTION OF NEW ACCOUNT SHARES

Class A and Class B shares of each non-money market Portfolio may be subject to the involuntary conversion and redemption features described below. Shares of the money market Portfolios are not subject to involuntary conversion or redemption. The conversion and redemption features may be waived at Morgan Stanley Investment Management's discretion for shares held in a Managed Account and shares purchased through a Financial Intermediary. Accounts that were open prior to January 2, 1996 are not subject to involuntary conversion or redemption. The Fund reserves the right to modify or terminate the conversion or redemption features of the shares at any time upon 60 days notice to shareholders.


CONVERSION FROM CLASS A TO CLASS B SHARES. If the value of an account containing Class A shares of a non-money market Portfolio falls below $500,000 ($250,000 for the Technology Portfolio), but remains at or above $100,000 ($50,000 for the Technology Portfolio), because of shareholder redemption(s), and if the account value remains below $500,000 ($250,000 for the Technology Portfolio), but remains at or above $100,000 ($50,000 for the Technology Portfolio) for a continuous 60-day period, the Class A shares in such account may, at the Adviser's discretion, convert to Class B shares and will be subject to the distribution fee and other features applicable to Class B shares. Conversion to Class B may result in holding a share class with higher fees. The Fund will not convert Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.


CONVERSION FROM CLASS B TO CLASS A SHARES. If the value of an account containing Class B shares of a non-money market Portfolio increases to $500,000 or more, ($250,000 for the Technology Portfolio), whether due to shareholder purchases or market activity, the Class B shares will convert to Class A shares. Conversions of Class B shares to Class A shares are processed on the last business day of each month. Class B shares purchased through a Financial Intermediary that has entered into an arrangement with the Fund for the purchase of such shares may not be converted. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements as are applicable to accounts containing Class A shares described above.

INVOLUNTARY REDEMPTION OF SHARES. If the value of an account falls below $100,000 ($50,000 for the Technology Portfolio), because of shareholder redemption(s), and if the account value remains below $100,000 ($50,000 for the Technology Portfolio), for a continuous 60-day period, the shares in such account will be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

                              REDEMPTION OF SHARES

The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for a Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.


Class A shares of each Portfolio and Class B shares of each Portfolio, if offered, may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through Financial Intermediaries," which may be more or less than the purchase price of your shares. Shares of the Active International Allocation, Asian Equity, Asian Real Estate, Emerging Markets, Emerging Markets Debt, European Real Estate, European Value Equity, Global Franchise, Global Value Equity, International Equity, International Magnum, International Small Cap and Japanese Value Equity Portfolios redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds. The redemption fee does not apply to Portfolio shares acquired through reinvestment of dividends or distributions.

METHODS OF REDEMPTION

You may redeem shares directly from the Fund or through the Distributor by mail or by telephone. HOWEVER, SHARES PURCHASED THROUGH A FINANCIAL INTERMEDIARY MUST BE REDEEMED THROUGH A FINANCIAL INTERMEDIARY. Certain Financial Intermediaries may charge an additional service or transaction fee.

BY MAIL. Each Portfolio will redeem shares upon receipt of a redemption request in "good order." Redemption requests may be sent by regular mail to Morgan Stanley Institutional Fund, Inc., c/o J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798 or, by overnight courier, to Morgan Stanley Institutional Fund, Inc., c/o J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3919.

"Good order" means that the request to redeem shares must include the following:

     1. A letter of instruction or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     2.   Any required signature guarantees; and

     3. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

Redemption requests received in "good order" prior to the Pricing Time will be executed at the net asset value computed on the date of receipt. Redemption requests received after the Pricing Time will be executed at the next determined net asset value. Shareholders who are uncertain of requirements for redemption by mail should consult with a Fund representative.

BY TELEPHONE. If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can redeem Portfolio shares by calling the Fund and requesting that the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. To change the commercial bank or account designated to receive redemption proceeds, send a written request to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. The telephone redemption option may be difficult to implement at times, particularly during volatile market conditions. If you experience difficulty in making a telephone redemption, you may redeem shares by mail as described above.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each telephone transaction. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transactions requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

REDEMPTION THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries have made arrangements with the Fund to accept redemption requests. These redemptions may be processed in the same way as purchases made through Financial Intermediaries, as described above.

FURTHER REDEMPTION INFORMATION

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable portfolio securities in accordance with applicable SEC rules. Shareholders may incur brokerage charges on the sale of securities received from a distribution-in-kind.

The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to commit to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in portfolio securities or in cash, as the Board of Directors may deem advisable as being in the best interests of the Fund. If redemptions are paid in portfolio securities, such securities will be valued as set forth under "Valuation of Shares." Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                          ACCOUNT POLICIES AND FEATURES

TRANSFER OF SHARES

Shareholders may transfer Portfolio shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Portfolio's shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a new Account Registration Form.

VALUATION OF SHARES

The net asset value per share of a class of shares of each of the non-money market Portfolios is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less all liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of a Portfolio. Net asset value per share of the non-money market Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern
Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities are generally valued at their market value. Securities listed on a U.S. securities exchange for which market quotations are available generally are valued at the last quoted sale price on the day the valuation is made, or if there has been no sale that day, or for all other portfolio securities for which the over-counter market quotations are readily available, at the mean between the last reported bid and asked price. Equity securities listed or traded on NASDAQ for which market quotations are available are valued at the NASDAQ Official Closing Price, or if there has been no sale that day, at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Board of Directors. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. The current bid and asked prices are determined based on the average of the bid and asked prices quoted on such valuation date by reputable brokers.

Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily unless collection is in doubt. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional-size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

The value of other assets and securities for which quotations are not readily available or may be unreliable (including certain restricted and unlisted securities), and those securities for which it is inappropriate to determine prices in accordance with the above-stated procedures, are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies generally will be converted into U.S. dollars at the mean of the bid and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the U.S. Stock Exchanges. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the U.S. Stock Exchanges. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the U.S. Stock Exchanges and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class B shares.

The net asset value per share of each of the Money Market and Municipal Money Market Portfolios is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total number of outstanding shares of the Portfolio. The net asset value per share of the Money Market and Municipal Money Market Portfolios are determined as of 12:00 noon. and 11:00 a.m. (Eastern Time), respectively, on the days on which the NYSE is open. For purposes of calculating each money market Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by the amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                             MANAGEMENT OF THE FUND


     OFFICERS AND DIRECTORS. The Board of the Fund consists of ten Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser, Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds") and all of the funds advised by Morgan Stanley Investment Advisors Inc. (the "Retail Funds"). Seven Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Directors are the non "Interested Persons" of the Fund as defined under Section 2(a)(19) of the 1940 Act (the "Independent Directors"). The other three Directors (the "Management Directors") are affiliated with the Adviser.

     The Independent Directors of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of July 31, 2003) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment advisor that is an affiliated person of the Adviser (including but not limited to Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investments LP).

                                                                                     NUMBER OF
                                                         PRINCIPAL                   PORTFOLIOS IN
                             POSITION(S)                 OCCUPATION(S)               FUND COMPLEX    OTHER
NAME, AGE AND ADDRESS OF     HELD WITH    LENGTH OF      DURING PAST 5               OVERSEEN BY     DIRECTORSHIPS
INDEPENDENT DIRECTOR         REGISTRANT   TIME SERVED*   YEARS**                     DIRECTOR        HELD BY DIRECTOR
---------------------------- ------------ ------------- ---------------------------- --------------- ----------------
Michael Bozic (62)           Director     Since July    Retired; Director or         216             Director of
c/o Mayer, Brown, Rowe &                  2003          Trustee of the                               Weirton Steel
Maw LLP                                                 Retail Funds and                             Corporation.
Counsel to the                                          TCW/DW Term Trust
Independent Directors                                   2003 (since April
1675 Broadway                                           1994) and the
New York, NY                                            Institutional Funds
                                                        (since July 2003);
                                                        formerly Vice Chairman of
                                                        Kmart Corporation
                                                        (December 1998-October
                                                        2000), Chairman and Chief
                                                        Executive Officer of
                                                        Levitz Furniture
                                                        Corporation (November
                                                        1995-November 1998) and
                                                        President and Chief
                                                        Executive Officer of
                                                        Hills Department Stores
                                                        (May 1991-July 1995);
                                                        formerly variously
                                                        Chairman, Chief Executive
                                                        Officer, President and
                                                        Chief Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of
                                                        Sears, Roebuck & Co.

Edwin J. Garn (70)           Director     Since July    Director or Trustee          216             Director of
c/o Summit Ventures LLC                   2003          of the Retail Funds                          Franklin Covey
1 Utah Center                                           and TCW/DW Term                              (time management
201 S. Main Street                                      Trust 2003 (since                            systems), BMW
Salt Lake City, UT                                      January 1993) and                            Bank of North
                                                        the Institutional                            America, Inc.
                                                        Funds (since July                            (industrial loan
                                                        2003); member of the                         corporation),
                                                        Utah Regional Advisory                       United Space
                                                        Board of Pacific Corp.;                      Alliance (joint
                                                        formerly United States                       venture between
                                                        Senator (R- Utah)                            Lockheed Martin
                                                        (1974-1992) and                              and the Boeing
                                                        Chairman, Senate                             Company) and
                                                        Banking Committee                            Nuskin Asia
                                                        (1980-1986), Mayor                           Pacific
                                                        of Salt Lake City,                           (multilevel
                                                        Utah (1971-1974),
                                                        Astronaut, Space


----------
* This is the earliest date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds as applicable.

                                                        Shuttle Discovery                            marketing);
                                                        (April 12-19, 1985),                         member of the
                                                        and Vice Chairman,                           board of various
                                                        Huntsman Corporation                         civic and
                                                        (chemical company).                          charitable
                                                                                                     organizations.

Wayne E. Hedien (69)         Director     Since July    Retired; Director or         216             Director of The
c/o Mayer, Brown, Rowe &                  2003          Trustee of the                               PMI Group Inc.
Maw LLP                                                 Retail Funds and                             (private mortgage
Counsel to the                                          TCW/DW Term Trust                            insurance);
Independent Directors                                   2003 (since                                  Trustee and Vice
1675 Broadway                                           September 1997) and                          Chairman of The
New York, NY                                            the Institutional                            Field Museum of
                                                        Funds (since July                            Natural History;
                                                        2003); formerly                              director of
                                                        associated with the                          various other
                                                        Allstate Companies                           business and
                                                        (1966-1994), most                            charitable
                                                        recently as Chairman                         organizations.
                                                        of The Allstate
                                                        Corporation (March
                                                        1993-December 1994)
                                                        and Chairman and
                                                        Chief Executive
                                                        Officer of its
                                                        wholly-owned
                                                        subsidiary, Allstate
                                                        Insurance Company
                                                        (July 1989-December
                                                        1994).

Dr. Manuel H. Johnson (54)   Director     Since July    Chairman of the              216             Director of NVR,
c/o Johnson Smick                         2003          Audit Committee and                          Inc. (home
International, Inc.                                     Director or Trustee                          construction);
2099 Pennsylvania Avenue                                of the Retail Funds                          Chairman and
N.W.                                                    and TCW/DW Term                              Trustee of the
Suite 950                                               Trust 2003 (since                            Financial
Washington, D.C.                                        July 1991) and the                           Accounting
                                                        Institutional Funds                          Foundation
                                                        (since July 2003);                           (oversight
                                                        Senior Partner,                              organization of
                                                        Johnson Smick                                the Financial
                                                        International, Inc.,                         Accounting
                                                        a consulting firm;                           Standards Board);
                                                        Co-Chairman and a                            Director of RBS
                                                        founder of the Group                         Greenwich Capital
                                                        of Seven Council                             Holdings
                                                        (G7C), an                                    (financial
                                                        international                                holding company).
                                                        economic commission;
                                                        formerly Vice
                                                        Chairman of the
                                                        Board of Governors
                                                        of the Federal
                                                        Reserve System and
                                                        Assistant Secretary
                                                        of the U.S. Treasury.

Joseph J. Kearns (60)        Director     Since August  Deputy Chairman of           217             Director of
PMB754                                    1994          the Audit Committee                          Electro Rent
23852 Pacific Coast                                     and Director or                              Corporation
Highway                                                 Trustee of the                               (equipment
Malibu, CA                                              Retail Funds and                             leasing), The
                                                        TCW/DW Term Trust                            Ford Family
                                                        2003 (since July                             Foundation, and
                                                        2003) and the                                the UCLA
                                                        Institutional Funds                          Foundation.
                                                        (since August 1994);
                                                        previously Chairman
                                                        of the Audit
                                                        Committee of the
                                                        Institutional Funds
                                                        (October 2001- July
                                                        2003); President, Kearns
                                                        & Associates LLC
                                                        (investment consulting);
                                                        formerly CFO of the
                                                        J. Paul Getty Trust.

Michael E. Nugent (67)       Director     Since July    Chairman of the              216             Director of
c/o Triumph Capital, L.P.                 2001          Insurance Committee                          various business
445 Park Avenue                                         and Director or                              organizations.
New York, NY                                            Trustee of the
                                                        Retail Funds and TCW/DW
                                                        Term Trust 2003 (since
                                                        July 1991) and the
                                                        Institutional Funds
                                                        (since July 2001);
                                                        General Partner of
                                                        Triumph Capital, L.P., a
                                                        private investment
                                                        partnership; formerly
                                                        Vice President, Bankers
                                                        Trust Company and BT
                                                        Capital Corporation
                                                        (1984-1988).

Fergus Reid (70)             Director     Since June    Chairman of he               217             Trustee and
85 Charles Colman Blvd.                   1992          Governance Committee                         Director of
Pawling, NY                                             and Director or                              certain
                                                        Trustee of the                               investment
                                                        Retail Funds and                             companies in the
                                                        TCW/DW Term Trust                            JPMorgan Funds
                                                        2003 (since July                             complex managed
                                                        2003) and the                                by JP Morgan
                                                        Institutional Funds                          Investment
                                                        (since June 1992);                           Management Inc.
                                                        Chairman of Lumelite
                                                        Plastics Corporation.


     The Directors who are affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Director (as of July 31, 2003) and the other directorships, if any, held by the Director, are shown below.

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS IN  OTHER
                                                                                       FUND COMPLEX   DIRECTORSHIPS
                              POSITION(S)    LENGTH OF                                 OVERSEEN BY    HELD BY
NAME, AGE AND ADDRESS OF      HELD WITH      TIME        PRINCIPAL OCCUPATION(S)       MANAGEMENT     MANAGEMENT
MANAGEMENT DIRECTOR           REGISTRANT     SERVED*     DURING PAST 5 YEARS**         DIRECTOR       DIRECTOR
----------------------------- -------------- ----------- ----------------------------- -------------- -------------
Charles A. Fiumefreddo (70)   Chairman of    Since July  Chairman and Director or      216            None
c/o Morgan Stanley Trust      the Board and  2003        Trustee of the Retail Funds
Harborside Financial Center,  Director                   and TCW/DW Term Trust 2003
Plaza Two,                                               (since July 1991) and the
Jersey City, NJ                                          Institutional Funds (since
                                                         July 2003); formerly Chief
                                                         Executive Officer of the
                                                         Retail Funds and the TCW/DW
                                                         Term Trust 2003 (until
                                                         September 2002).

James F. Higgins (55)         Director       Since July  Director or Trustee of        216            Director of AXA
c/o Morgan Stanley Trust                     2003        the Retail Funds and                         Financial, Inc.
Harborside Financial Center,                             TCW/DW Term Trust 2003                       and The Equitable
Plaza Two                                                (since June 2000) and                        Life Assurance
Jersey City, NJ                                          the Institutional Funds                      Society of the
                                                         (since July 2003);                           United States
                                                         Senior Advisor of Morgan                     (financial
                                                         Stanley (since August                        services).
                                                         2000); Director of
                                                         Morgan Stanley
                                                         Distributors Inc. and
                                                         Dean Witter Realty Inc;
                                                         previously President and
                                                         Chief Operating Officer
                                                         of the Private Client
                                                         Group of Morgan Stanley
                                                         (May 1999-August 2000),
                                                         and President and Chief
                                                         Operating Officer of
                                                         Individual Securities of
                                                         Morgan Stanley (February
                                                         1997-May 1999).


----------
* This is the date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds as applicable.

Philip J. Purcell (59)        Director       Since July  Director or Trustee of the    216            Director of
1585 Broadway                                2003        Retail Funds and TCW/DW Term                 American Airlines
New York, NY                                             Trust 2003 (since April                      Inc. and its
                                                         1994) and the Institutional                  parent company,
                                                         Funds (since July 2003);                     AMR Corporation.
                                                         Chairman of the Board of
                                                         Directors and Chief
                                                         Executive Officer of Morgan
                                                         Stanley and Morgan Stanley
                                                         DW Inc.; Director of Morgan
                                                         Stanley Distributors Inc.;
                                                         Chairman of the Board of
                                                         Directors and Chief
                                                         Executive Officer of Novus
                                                         Credit Services Inc.;
                                                         Director and/or officer of
                                                         various Morgan Stanley
                                                         subsidiaries.


                                   POSITION(S)
NAME, AGE AND ADDRESS OF           HELD WITH                                      PRINCIPAL OCCUPATION(S) DURING
EXECUTIVE OFFICER                  REGISTRANT           LENGTH OF TIME SERVED*    PAST 5 YEARS**
---------------------------------- -------------------- ------------------------- ------------------------------
Mitchell M. Merin (49)             President            Since July 2003           President and Chief Operating
1221 Avenue of the Americas                                                       Officer of Morgan Stanley
New York, NY                                                                      Investment Management Inc.;
                                                                                  President, Director and Chief
                                                                                  Executive Officer of Morgan
                                                                                  Stanley Investment
                                                                                  Advisors, Inc. and Morgan
                                                                                  Stanley Services Company
                                                                                  Inc.; Chairman, Chief
                                                                                  Executive Officer and
                                                                                  Director of Morgan Stanley
                                                                                  Distributors Inc.; Chairman
                                                                                  and Director of Morgan
                                                                                  Stanley Trust; Director of
                                                                                  various Morgan Stanley
                                                                                  subsidiaries; President of
                                                                                  Morgan Stanley Investments
                                                                                  LP (since February 2003);
                                                                                  President of the Institutional
                                                                                  Funds (since July 2003) and
                                                                                  President of the Retail Funds
                                                                                  and TCW/DW Term Trust 2003 (since
                                                                                  May 1999); Trustee (since July
                                                                                  2003) President (since
                                                                                  December 2002) of the Van
                                                                                  Kampen Closed-End Funds;
                                                                                  Trustee (since May 1999)
                                                                                  and President (since
                                                                                  October 2002) of the Van
                                                                                  Kampen Open-End Funds.

                                                                                  General Counsel (since May 2000)
Barry Fink (48)                    Vice President       Since July 2003           and Managing Director (since
1221 Avenue of the Americas                                                       December 2000) of Morgan Stanley
New York, NY                                                                      Investment Management; Managing
                                                                                  Director (since December 2000),
                                                                                  Secretary (since February 1997)
                                                                                  and Director (since July 1998)
                                                                                  of Morgan Stanley Investment
                                                                                  Advisors Inc. and Morgan Stanley
                                                                                  Services Company



* This is the earliest date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term until his or her successor is elected

** The date referenced below indicating commencement of service as Officer for the Retail and Institutional Funds reflects the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                                                                  Inc.; Assistant Secretary
                                                                                  of Morgan Stanley DW Inc.;
                                                                                  Chief Legal Officer of
                                                                                  Morgan Stanley Investments
                                                                                  LP (since July 2002); Vice
                                                                                  President and General
                                                                                  Counsel of the Retail Funds
                                                                                  and TCW/DW Term Trust 2003
                                                                                  (since February 1997); Vice
                                                                                  President and Secretary of
                                                                                  Morgan Stanley Distributors
                                                                                  Inc.; previously Secretary
                                                                                  of the Retail Funds
                                                                                  (February 1997-July 2003);
                                                                                  previously Vice President
                                                                                  and Assistant General
                                                                                  Counsel of Morgan Stanley
                                                                                  Investment Advisors Inc.
                                                                                  and Morgan Stanley Services
                                                                                  Company Inc. (February
                                                                                  1997-December 2001).

Ronald E. Robison (64)             Executive Vice       Since July 2003           Chief Global Operations
1221 Avenue of the Americas        President and                                  Officer and Managing
New York, NY                       Principal Executive                            Director of Morgan Stanley
                                   Officer                                        Investment Management Inc.;
                                                                                  Managing Director of Morgan
                                                                                  Stanley & Co. Incorporated;
                                                                                  Managing Director of Morgan
                                                                                  Stanley; Managing Director,
                                                                                  Chief Administrative
                                                                                  Officer and Director of
                                                                                  Morgan Stanley Investment
                                                                                  Advisors Inc. and Morgan
                                                                                  Stanley Services Company
                                                                                  Inc.; Chief Executive
                                                                                  Officer and Director of
                                                                                  Morgan Stanley Trust;
                                                                                  Executive Vice President of
                                                                                  the Retail Funds and TCW/DW
                                                                                  Term Trust 2003 (since
                                                                                  April 2003); previously
                                                                                  President of the
                                                                                  Institutional Funds (March
                                                                                  2001 - July 2003) and
                                                                                  Director of the
                                                                                  Institutional Funds (March
                                                                                  2001 - July 2003).

Joseph J. McAlinden (60)           Vice President       Since July 2003           Managing Director and Chief
1221 Avenue of the Americas                                                       Investment Officer of Morgan
New York, NY                                                                      Stanley Investment Advisors Inc.,
                                                                                  Morgan Stanley Investment
                                                                                  Management Inc. and Morgan
                                                                                  Stanley Investments LP; Director
                                                                                  of Morgan Stanley Trust, Chief
                                                                                  Investment Officer of the Van
                                                                                  Kampen Funds; Vice President of
                                                                                  the Institutional Funds (since
                                                                                  July 2003) and the Retail Funds
                                                                                  (since July 1995).

Stefanie V. Chang (36)             Vice President       Since December 1997       Executive Director of Morgan
1221 Avenue of the Americas                                                       Stanley & Co. Incorporated and
New York, NY                                                                      Morgan Stanley Investment
                                                                                  Management Inc. and Vice
                                                                                  President of the Institutional
                                                                                  Funds (since December 1997) and
                                                                                  the Retail Funds (since July
                                                                                  2003); formerly practiced law
                                                                                  with the New York law firm of
                                                                                  Rogers & Wells (now Clifford
                                                                                  Chance LLP).

Mary E. Mullin (36)                Secretary            Since June 1999           Vice President of Morgan Stanley
1221 Avenue of the Americas                                                       & Co. Incorporated and Morgan
New York, NY                                                                      Stanley Investment Management
                                                                                  Inc.; Secretary of the
                                                                                  Institutional Funds (since June
                                                                                  1999) and the Retail Funds
                                                                                  (since July 2003); formerly
                                                                                  practiced law with the New York
                                                                                  law firms of McDermott, Will &
                                                                                  Emery and Skadden, Arps, Slate,
                                                                                  Meagher & Flom LLP.

James Garrett (34)                 Treasurer and Chief  Treasurer since February  Executive Director of Morgan
1221 Avenue of the Americas        Financial Officer    2002 and Chief Financial  Stanley & Co. Incorporated and
New York, NY                                            Officer since July 2003   Morgan Stanley Investment
                                                                                  Management Inc.; Treasurer and
                                                                                  Chief Financial Officer of the
                                                                                  Institutional Funds; previously
                                                                                  with PriceWaterhouse LLP (now
                                                                                  PricewaterhouseCoopers LLP).

Michael Leary (37)                 Assistant Treasurer  Since March 2003          Assistant Director and Vice
J.P. Morgan Investor Services Co.                                                 President of Fund Administration,
73 Tremont Street                                                                 J.P. Morgan Investors Services
Boston, MA                                                                        Co. (formerly Chase Global Funds
                                                                                  Services Company); formerly Audit
                                                                                  Manager at Ernst & Young, LLP.

     INDEPENDENT DIRECTORS AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Institutional Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds' Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. All of the Independent Directors serve as members of the Audit Committee. In addition, three Directors including two Independent Directors, serve as members of the Insurance Committee, and three Directors serve as members of the Governance Committee.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee consists of Messrs. Johnson, Bozic, Hedien, Garn, Kearns, Reid and Nugent. Messrs. Johnson, Bozic, Reid, Hedien and Garn were appointed to the Audit Committee on July 31, 2003. The number of Audit Committee meetings held by the Fund during its most recent fiscal year end is set forth in the Fund's current Statement of Additional Information referenced above.

     The Boards of the Institutional Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Reid, Bozic and Garn. The Governance Committee was established on July 31, 2003 and therefore no meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards of the Institutional Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. The number of meetings held by the Insurance Committee during the Fund's most recent fiscal year end is set forth in the Fund's current Statement of Additional Information referenced above.

     ADVANTAGES OF HAVING THE SAME INDIVIDUALS AS INDEPENDENT DIRECTORS FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Directors and the funds' management believe that having the same Independent Directors for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

     DIRECTOR AND OFFICER INDEMNIFICATION. The Fund's Articles of Incorporation provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation provide that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

For each Director, the dollar range of equity securities beneficially owned by the Director is shown below. Messrs. Bozic, Fiumefreddo, Garn, Hedien,
Purcell and Johnson did not serve as Directors of the Fund during the calendar year ended December 31, 2002.


                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED
                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                     DOLLAR RANGE OF EQUITY           DIRECTOR IN FAMILY OF INVESTMENT
                                     SECURITIES IN THE FUND           COMPANIES
NAME OF DIRECTOR                     (AS OF DECEMBER 31, 2002)*       (AS OF DECEMBER 31, 2002)**
-----------------------------------  -------------------------------  -----------------------------------
John D. Barrett II(1)                over $100,000                    over $100,000

Mitchell M. Merin(1)                 None                             None

Thomas P. Gerrity(1)                 None                             $10,001-$50,000

Gerard E. Jones(1)                   None                             over $100,000

Joseph J. Kearns                     None                             $10,001-$50,000

Vincent R. McLean(1)                 None                             $1-$10,000

C. Oscar Morong, Jr.(1)              None                             $10,001-$50,000

William G. Morton, Jr.(1)            None                             $50,001-$100,000

Michael E. Nugent                    None                             $10,000-$50,000

Fergus Reid                          over $100,000                    over $100,000

Ronald E. Robison(1)                 None                             None


----------
(1) Resigned as Director of the Fund effective July 31, 2003.


* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

** Family of Investment Companies includes all funds advised by Morgan Stanley Investment Management Inc. (including but not limited to Morgan Stanley Institutional Fund, Inc., The Universal Institutional Funds, Inc. and various closed-end funds advised by Morgan Stanley Investment Management Inc.).

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

COMPENSATION OF DIRECTORS AND OFFICERS

Effective July, 31, 2003, the Board of Directors of the Fund approved modifications to Director compensation whereby each Independent Director will receive an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Director will receive $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. Committee Chairmen and the Deputy Chairman of the Audit Committee will receive an additional annual retainer fee of $30,000, and the Chairman of the Audit Committee will receive an additional annual retainer fee of $60,000. The aggregate compensation paid to each Independent Director will be paid by the Retail Funds and Institutional Funds, and will be allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds. Mr. Fiumefreddo recieves an annual fee of $360,000 for his service as Chairman of the Boards of the Retail and Institutional Funds and for administrative services provided to each Board.

Prior to July 31, 2003, the Fund, together with other funds in the Fund Complex advised by Morgan Stanley Investment Management Inc. or Morgan Stanley Investments LP for which a Director serves as director or trustee, paid each Independent Director an annual retainer fee of $75,000, as well as the following additional amounts to Directors for performing certain services for all of the funds in the Fund Complex; $5,000 annually for performing the duties of Chairman of the Audit Committee, $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee, $2,500 for each in-person Board meeting attended, and $1,000 for each telephonic Board meeting attended. Each Director received an additional $3000 retainer fee for service on the board of a registered investment company managed by an affiliated investment adviser. For the fiscal year ended December 31, 2002, the Fund paid approximately $254,000 in Directors' fees and expenses. Directors who are also officers or affiliated persons receive no remuneration from the Fund for their services as Directors. The Fund's officers and employees were paid by Morgan Stanley Investment Management or its agents.


The Fund maintains an unfunded Deferred Compensation Plan which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to either of the following: (i) a rate equal to the prevailing rate for 90-day U.S. Treasury Bills, or (ii) a rate equal to the total return on one or more portfolios of the Fund or other funds in the Fund Complex selected by the Director. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Director and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.


The following table shows aggregate compensation received by each of the Fund's Directors from the Fund and the Fund Complex for the fiscal year ended December 31, 2002, a portion of which will be paid in 2003. Messrs. Johnson, Bozic, Hedien, Garn, Fiumefreddo, Higgins and Purcell did not serve as Directors of the Fund during the Fund's most recent fiscal year end, and therefore did not receive any compensation from the Fund for that period.

                               COMPENSATION TABLE


                                                         AGGREGATE      TOTAL COMPENSATION FROM
                                                       COMPENSATION      FUND AND FUND COMPLEX
NAME OF PERSON                                          FROM FUND(4)      PAYABLE TO DIRECTORS
---------------------------------------------------    -------------    -----------------------
John D. Barrett II(1),(3)                                $  29,432             $   90,000

Mitchell M. Merin*(1),(5)                                $       0             $        0

Thomas P. Gerrity(2),(4)                                 $  29,089             $   89,000

Gerard E. Jones(1),(3)                                   $  30,007             $   93,500

Joseph J. Kearns(2),(3)                                  $  31,279             $   95,500

Vincent R. McLean(1),(2),(3)                             $  29,626             $   90,000

C. Oscar Morong, Jr.(1),(2),(3)                          $  29,626             $   90,000

William G. Morton, Jr.(1),(4)                            $  29,086             $   89,000

Michael Nugent(4)                                        $  29,425             $  296,475

Fergus Reid(2),(4)                                       $  31,104             $   95,500

Ronald E. Robison*(1)                                    $       0             $        0


----------
(*) Directors Robinson and Merin are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.
(1)  Resigned as Director of the Fund effective July 31, 2003.
(2) Aggregate compensation from the Fund includes amounts deferred at the election of Directors under the Deferred Compensation Plan. The total amount of deferred compensation (including interest) payable or accrued by Messrs Reid, Morong, McLean and Kearns are $224,082, $89,236, $191,571 and $83,503, respectively.
(3)  Member of the Audit Committee of the Board of Directors of the Fund.
(4) Member of Nominating/Compensation Committee of the Board of Directors of the Fund which was dissolved effective July 31, 2003.
(5)  Mr. Merin was elected a Director of the Fund in February 2003.


CODE OF ETHICS


Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by Morgan Stanley Investment Management, Morgan Stanley & Co. and each Sub-Adviser (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Directors and officers of the Fund, Morgan Stanley Investment Management, Morgan Stanley & Co. and each Sub-Adviser ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


Morgan Stanley Investment Management is a wholly-owned subsidiary of Morgan Stanley. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of Morgan Stanley Investment Management are located at 1221 Avenue of the Americas, New York, NY 10020. As of June 30, 2003, Morgan Stanley Investment Management, together with its affiliated asset management companies, had approximately $384 billion in assets under management with approximately $150 billion in institutional assets.


Morgan Stanley Investment Management provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. Pursuant to the Investment Advisory Agreement, Morgan Stanley Investment Management is entitled to receive from the Class A and Class B shares of each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the table below. Morgan Stanley Investment Management has voluntarily agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of voluntary fee waiver and/or expense reimbursement for a Portfolio, if any, Morgan Stanley Investment Management excludes from annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Morgan Stanley Investment Management reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion.


The following tables show for each of the Class A and Class B shares (as applicable) of each Portfolio (i) the contractual advisory fee as a percentage of average daily net assets; (ii) the maximum expense ratios for each of the Class A and Class B shares (as applicable) and (iii) the advisory fee paid for each of the past three fiscal years ended December 31, 2000, 2001 and 2002.

                                                                                ADVISORY FEE PAID
                                                                          (AFTER VOLUNTARY FEE WAIVERS)
                                                                       ----------------------------------
                                                                       YEAR ENDED  YEAR ENDED  YEAR ENDED
                                               EXPENSE      EXPENSE     DECEMBER    DECEMBER    DECEMBER
                              CONTRACTUAL        CAP          CAP       31, 2002    31, 2001    31, 2000
PORTFOLIO                     ADVISORY FEE     CLASS A      CLASS B      (000)       (000)       (000)
---------------------------  --------------  -----------  -----------  ----------  ----------  ----------
Active International
  Allocation                      0.65%         0.80%        1.05%      $    1,653  $    2,616  $   3,107

Asian Equity                      0.80%         1.00%        1.25%      $       42  $       80  $     504

Asian Real Estate                 0.80%         1.00%        1.25%      $        0  $        0  $       0

China Growth*                     1.25%         1.75%         N/A       $       --  $      ---  $      --

Emerging Markets                  1.25%         1.75%        2.00%      $   10,036  $   10,608  $  16,777

Emerging Markets Debt             0.75%         1.75%        2.00%      $      397  $      367  $     463

Equity Growth                     0.60%         0.80%        1.05%      $    4,104  $    6,487  $   8,235

European Real Estate              0.80%         1.00%        1.25%      $       42  $       35  $       0

European Value Equity             0.80%         1.00%        1.25%      $      104  $      317  $     643

Focus Equity                      0.80%         1.00%        1.25%      $      529  $      820  $   1,292

Global Franchise                  0.80%         1.00%        1.25%      $      307  $        0  $      --

Global Value Equity               0.80%         1.00%        1.25%      $      451  $      410  $     514

Gold*                             1.00%                                 $       --  $      ---  $      --

International Equity              0.80%         1.00%        1.25%      $   33,864  $   35,698  $  36,891

International Magnum              0.80%         1.00%        1.25%      $      417  $    1,107  $   1,547

International Small Cap           0.95%         1.15%         N/A       $    3,884  $    3,418  $   3,352

Japanese Value Equity             0.80%         1.00%        1.25%      $      135  $      239  $     534

Latin American                    1.10%         1.70%        1.95%      $      231  $      262  $     176

MicroCap                          1.25%         1.50%        1.75%      $       --  $      ---  $      --

Money Market                      0.30%         0.55%         N/A       $    5,400  $    9,440  $   9,300

Mortgage-Backed Securities*       0.35%         0.45%        0.70%      $       --  $      ---  $      --

Municipal Bond*                   0.35%         0.45%        0.70%      $       --  $      ---  $      --

Municipal Money Market            0.30%         0.57%         N/A       $    3,433  $    4,332  $   5,246

Small Company Growth              1.00%         1.10%        1.35%      $    2,405  $    1,752  $   1,570

Technology                        1.00%         1.25%        1.50%      $      218  $      602  $   1,317

U.S. Equity Plus*                 0.45%         0.80%        1.05%      $           $      ---  $      31

U.S. Real Estate                  0.80%         1.00%        1.25%      $    6,355  $    5,157  $   3,748

Large Cap Relative Value*                                     N/A       $       --  $      ---  $      --

Value Equity                      0.50%         0.70%        0.95%      $      593  $      443  $     241

* Not operational during the fiscal year ended December 31, 2002.

INVESTMENT SUB-ADVISER

MSIA, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, serves as the investment sub-adviser to the Money Market and Municipal Money Market Portfolios pursuant to an investment sub-advisory agreement with Morgan Stanley Investment Management. As compensation for managing the day-to-day investments of the Money Market and Municipal Money Market Portfolios, Morgan Stanley Investment Management pays MSIA 40% of the investment advisory fee that Morgan Stanley Investment Management receives from each of those Portfolios (net of applicable fee waivers).


Morgan Stanley Investment Management Limited, with principal offices at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, serves as Sub-Adviser to the Global Franchise, Global Value Equity, International Equity, International Small Cap, European Value Equity and International Magnum Portfolios pursuant to an investment sub-advisory agreement with Morgan Stanley Investment Management. MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Investment Management Company, with principal offices at 23 Church Street, 16-01 Capital Square, Singapore 049481, serves as Sub-Adviser to the Asian Equity and International Magnum Portfolios pursuant to an investment sub-advisory agreement with Morgan Stanley Investment Management. MSIM Company is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Asset & Investment Trust Management Co., Limited, located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009, serves as Sub-Adviser to the Japanese Value Equity and International Magnum Portfolios pursuant to an investment sub-advisory agreement with Morgan Stanley Investment Management. MSAITM is a wholly-owned subsidiary of Morgan Stanley. The Adviser pays each Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of each of the respective Portfolios. Each investment sub-advisory agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.


APPROVAL OF THE ADVISORY AGREEMENTS


In approving the investment advisory agreements, and the investment sub-advisory agreements, the Board of Directors, including the Independent Directors, considered the nature, quality and scope of the services provided by the Adviser and the sub-adviser, the performance, fees and expenses of each Portfolio compared to other similar investment companies, the Adviser's and the sub-adviser's expenses in providing the services, the profitability of the Adviser and the sub-adviser and their affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with each Portfolio. The Independent Directors reviewed reports from third parties and management about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Adviser and the sub-adviser and the financial strength of the Adviser and the sub-adviser and their affiliated companies. The Independent Directors weighed the foregoing factors in light of the advice given to them by legal counsel to the Fund as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment that approval of the investment advisory agreement (and the investment sub-advisory agreements respecting the Asian Equity, European Value Equity, Global Franchise, Global Value Equity, International Equity, International Magnum, International Small Cap, Japanese Value Equity, Money Market and the Municipal Money Market Portfolios) was in the best interests of each Portfolio and its shareholders.

PRINCIPAL UNDERWRITER

Morgan Stanley & Co., with principal offices at 1585 Broadway, New York, NY 10036, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley & Co. see "Distribution of Shares."

FUND ADMINISTRATION

Morgan Stanley Investment Management also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. The Administration Agreement also provides that Morgan Stanley Investment Management, through its agents, will provide dividend disbursing and transfer agent services to the Fund. For its services under the Administration Agreement, the Fund pays Morgan Stanley Investment Management a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio. Morgan Stanley Investment Management may compensate other service providers for performing shareholder servicing and administrative services.

SUB-ADMINISTRATOR. Under an agreement between Morgan Stanley Investment Management and J.P. Morgan Investor Services Co. ("J.P. Morgan"), J.P. Morgan, a corporate affiliate of J.P. Morgan Chase Bank, provides certain administrative services to the Fund. Morgan Stanley Investment Management supervises and monitors the administrative services provided by J.P. Morgan. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. J.P. Morgan provides operational and administrative services to investment companies with approximately $132 billion in assets and having approximately 135,631 shareholder accounts as of December 31, 2002. J.P. Morgan's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

CUSTODIAN

J.P. Morgan Chase, located at 270 Park Avenue, New York, New York 10017, acts as the Fund's custodian. J.P. Morgan Chase is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, J.P. Morgan Chase employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

DIVIDEND DISBURSING AND TRANSFER AGENT

J.P. Morgan, 73 Tremont Street, Boston, MA 02108-3913, provides dividend disbursing and transfer agency services for the Fund pursuant to a Sub-Administration Agreement.

INDEPENDENT AUDITORS

Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts, serves as independent auditors for the Fund and audits the annual financial statements of each Portfolio.

FUND COUNSEL

Mayer, Brown, Rowe & Maw LLP, located at 1675 Broadway, New York, NY 10019, acts as the Fund's legal counsel.

                             DISTRIBUTION OF SHARES

Morgan Stanley & Co., a wholly-owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio (except the Municipal Money Market and International Small Cap Portfolios which do not offer Class B shares) under Rule 12b-1 of the 1940 Act (each, a "Plan"). Under each Plan, Morgan Stanley & Co. is entitled to receive as compensation from each Portfolio a fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets of the Class B shares. Each Plan is designed to compensate Morgan Stanley & Co. for its services in connection with distributing shares of all Portfolios. Morgan Stanley & Co. may retain any portion of the fees it does not expend in meeting its obligations to the Fund. Morgan Stanley & Co. may compensate financial intermediaries, plan fiduciaries and administrators for providing distribution-related services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. Morgan Stanley & Co. and Morgan Stanley Investment Management also may compensate third parties out of their own assets.

The Plans for the Class B shares were most recently approved by the Fund's Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on June 6, 2002.

The following table describes the 12b-1 fees paid by each Portfolio with respect to its Class B shares pursuant to the Plan and the distribution-related expenses for each Portfolio with respect to its Class B shares for the fiscal year ended December 31, 2002. To the extent that expenditures on distribution-related activities exceed the fees paid by a Portfolio, the excess amounts were paid by Morgan Stanley Investment Management or Morgan Stanley & Co. out of their own resources.

                                                                                                                   12b-1 FEES
                                                                                                                   RETAINED BY
                                                       PRINTING AND                                                   MORGAN
                                            TOTAL       MAILING OF                                                  STANLEY &
                                        DISTRIBUTION   PROSPECTUSES                                                    CO./
                                        (12b-1) FEES   TO OTHER THAN                                COMPENSATION  (EXPENDITURES
                                           PAID BY        CURRENT      SHAREHOLDER       SUB-         TO SALES     IN EXCESS OF
             PORTFOLIO                    PORTFOLIO    SHAREHOLDERS     SERVICING    DISTRIBUTION     PERSONNEL    12b-1 FEES)
-------------------------------------   ------------   -------------  ------------   ------------   ------------  -------------
Active International Allocation         $     23,768    $     26,410  $        ---   $     13,384   $      3,064   $    (18,858)

Asian Equity                            $      1,971    $     14,572  $        ---   $        ---   $      1,044   $    (13,616)

Asian Real Estate                       $      1,074    $     18,737  $        ---   $        ---   $        ---   $        ---

Emerging Markets                        $     48,008    $    111,924  $        ---   $    121,724   $        ---   $   (185,648)

Emerging Markets Debt                   $      1,099    $      6,502  $        ---   $        ---   $        480   $     (5,982)

Equity Growth                           $    459,479    $     43,094  $        ---   $    691,049   $      7,084   $   (281,227)

European Real Estate                    $      2,929    $     36,472  $        ---   $        ---   $      2,064   $    (35,536)

European Value Equity                   $      2,641    $      6,576  $        ---   $        ---   $      2,116   $     (5,692)

Focus Equity                            $     22,638    $     36,550  $        ---   $        452   $     20,042   $    (34,044)

Global Franchise                        $      2,875    $        253  $        ---   $        ---   $      2,059   $        688

Global Value Equity                     $     71,021    $    145,992  $        ---   $     72,089   $      2,392   $   (149,473)

International Equity                    $    640,171    $      6,145  $        ---   $    380,911   $     18,124   $    234,820

International Magnum                    $     23,938    $     26,353  $        ---   $     23,887   $      3,269   $    (29,509)

Japanese Value Equity                   $      2,406    $      8,049  $        ---   $        880   $      1,138   $     (8,067)

Latin American                          $      1,027    $      6,502  $        ---   $        ---   $        ---   $     (5,502)

Small Company Growth                    $    496,127    $      5,993  $        ---   $    588,843   $      4,904   $   (103,740)

Technology                              $      4,845    $      5,993  $        ---   $      3,770   $      1,931   $     (6,694)

U.S. Real Estate                        $     73,186    $      5,915  $        ---   $     86,737   $      5,097   $    (24,749)

Value Equity                            $    112,396    $      6,026  $        ---   $    120,599   $      2,889   $    (17,514)

----------
    - No information is provided for the Large Cap Relative Value, China Growth, MicroCap, Mortgage-Backed Securities, U.S. Equity Plus or Gold Portfolios because they were not operational during the last fiscal year ended December 31, 2002.

                               BROKERAGE PRACTICES

PORTFOLIO TRANSACTIONS

Morgan Stanley Investment Management, as each Portfolio's investment adviser, is responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

Morgan Stanley Investment Management serves as investment adviser to a number of clients, including other investment companies. Morgan Stanley Investment Management attempts to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, Morgan Stanley Investment Management considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.

Morgan Stanley Investment Management selects the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. Morgan Stanley Investment Management seeks the best execution for all portfolio transactions. A Portfolio may pay higher commission rates than the lowest available when Morgan Stanley Investment Management believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Morgan Stanley Investment Management relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Morgan Stanley Investment Management is unable to ascertain the value of these services due to the subjective nature of their determinations.

In cases where suitable price and execution are obtainable from more than one broker or dealer, Morgan Stanley Investment Management may place portfolio transactions with those who also furnish research and other services to the Fund and Morgan Stanley Investment Management. Such services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investment, wire services, and appraisals or evaluations of portfolio securities. The information and services received by Morgan Stanley Investment Management from brokers and dealers may be utilized by Morgan Stanley Investment Management or any of its affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolios directly. While the receipt of such information and services would generally reduce the amount of research or services otherwise performed by Morgan Stanley Investment Management and thus reduce its expenses, the value of such reduction is indeterminable and therefore will not reduce the fees paid to Morgan Stanley Investment Management.

It is not the Fund's practice to direct brokerage or principal business on the basis of sales of Portfolio shares which may be made through intermediary brokers or dealers. However, Morgan Stanley Investment Management may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the applicable Portfolio to their clients or who act as agents in the purchase of shares of the Portfolio for their clients.

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of Morgan Stanley Investment Management to effect Portfolio brokerage transactions under procedures adopted by the Fund's Board of Directors. Pursuant to these procedures, Morgan Stanley Investment Management uses two broker-dealer affiliates, Morgan Stanley & Co. (including Morgan Stanley International Limited) and Morgan Stanley DW, Inc. ("Morgan Stanley DW"), each of which is wholly owned by Morgan Stanley, for such transactions, the commission rates and other remuneration paid to Morgan Stanley & Co. or Morgan Stanley DW must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid brokerage commissions of approximately $22,052,131, $175,215,886 and $19,274,045, respectively. During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid in the aggregate $763,458, $292,117 and $347,308, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended December 31, 2002, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 1.80% of the total brokerage commissions paid by the Fund during the year 2002 and were paid on account of transactions having an aggregate dollar value equal to approximately 0.04% of the aggregate dollar value of all portfolio transactions of the Fund during the year 2002 for which commissions were paid.

During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid no brokerage commissions to Morgan Stanley DW.

        BROKERAGE COMMISSIONS PAID DURING FISCAL YEAR ENDED DECEMBER 31, 2002

                                                                 COMMISSIONS PAID TO MORGAN STANLEY & CO.
                                                             ------------------------------------------------
                                                                                                 PERCENT OF
                                                 TOTAL                           PERCENT OF        TOTAL
                                              COMMISSIONS         TOTAL            TOTAL          BROKERED
PORTFOLIO                                        PAID          COMMISSIONS      COMMISSIONS     TRANSACTIONS
-----------------------------------------   --------------   --------------   --------------   --------------
Active International   Allocation           $      155,769   $            0             0.00%            0.00%

Asian Equity                                $      167,890   $       18,789            11.19%           23.40%

Asian Real Estate                           $        4,808   $          550            11.44%           11.36%

Emerging Markets                            $    3,363,427   $      227,261             6.76%            0.02%

Emerging Markets Debt                       $        1,492   $            0             0.00%            0.00%

Equity Growth                               $    2,876,230   $       34,248             1.19%            1.37%

European Real Estate                        $       48,497   $            0             0.00%            0.00%

European Value Equity                       $       94,126   $            0             0.00%            0.00%

Focus Equity                                $      352,066   $       10,479             2.98%            3.65%

Global Franchise                            $      129,398   $            0             0.00%            0.00%

Global Value Equity                         $       70,521   $        4,212             5.97%            4.17%

International Equity                        $    6,934,948   $            0             0.00%            0.00%

International Magnum                        $      155,244   $          527             0.34%            0.14%

International Small Cap                     $      586,897   $            0             0.00%            0.00%

Japanese Value Equity                       $       41,400   $        2,636             6.37%            5.36%

Latin American                              $       78,155   $          476             0.61%            0.85%

Money Market                                $            0   $            0             0.00%            0.00%

Municipal Money Market                      $            0   $            0             0.00%            0.00%

Small Company Growth                        $    2,163,315   $       22,489             1.04%            1.96%

Technology                                  $      201,719   $        1,295             0.64%            0.75%

U.S. Real Estate                            $    1,472,363   $            0             0.00%            0.00%

Value Equity                                $      375,780   $       24,346             6.48%           10.16%

----------
Note: No information is provided for the Large Cap Relative Value, China Growth,
      MicroCap, Mortgage-Backed Securities, Gold, U.S. Equity Plus, or Municipal Bond Portfolios because they were not operational during the fiscal year ended December 31, 2002.

 BROKERAGE COMMISSION PAID DURING FISCAL YEARS ENDED DECEMBER 31, 2001 AND 2000

                                               FISCAL YEAR ENDED DECEMBER     FISCAL YEAR ENDED DECEMBER 31,
                                                        31, 2001                          2000
                                            -------------------------------   -------------------------------
                                                                 MORGAN                           MORGAN
                                                                STANLEY &                        STANLEY
PORTFOLIO                                       TOTAL             CO.             TOTAL            & CO.
-----------------------------------------   --------------   --------------   --------------   --------------
Active International Allocation             $      152,047   $          487   $      454,901   $          813

Asian Equity                                $      276,486   $       39,256   $      521,333   $       92,990

Asian Real Estate                           $        6,074   $          144   $       17,456   $        4,092

Emerging Markets                            $    3,911,969   $      167,516   $    6,331,994   $      203,281

Emerging Markets Debt                       $            0   $            0   $            0   $            0

Equity Growth                               $    1,954,841   $       53,030   $    1,426,900   $        1,725

European Real Estate                        $       38,440   $            0   $       36,761   $          239

European Value Equity                       $       85,798   $            4   $      185,744   $       11,071

Focus Equity                                $      217,339   $        5,726   $      246,770   $          873

Global Value Equity                         $       89,935   $        4,136   $      188,877   $       21,842

International Equity                        $  154,804,989   $            0   $    9,697,862   $      408,855

International Magnum                        $    1,237,447   $        1,664   $      326,452   $       14,264

International Small Cap                     $   10,387,749   $            0   $      937,256   $            0

Japanese Value Equity                       $       61,174   $        1,972   $       51,517   $          170

Latin American                              $       75,900   $        7,971   $      129,926   $          649

Money Market                                $            0   $            0   $            0   $            0

Municipal Money Market                      $            0   $            0   $            0   $            0

Small Company Growth                        $      700,695   $            0   $      262,305   $          212

Technology                                  $       99,160   $            0   $      130,908   $          366

U.S. Real Estate                            $      902,106   $            0   $      998,700   $          987

U.S. Equity Plus                            $       11,726   $            0   $       38,144   $            0

Value Equity                                $      213,738   $       10,211   $      102,987   $        1,029

----------
Note: No information is provided for the Large Cap Relative Value, China Growth,
      MicroCap, Mortgage-Backed Securities, Gold, Municipal Bond or Global Franchise Portfolios because they were not operational during the fiscal years ended December 31, 2000 and 2001

DIRECTED BROKERAGE. During the fiscal year ended December 31, 2002, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

                                                           BROKERAGE COMMISSIONS         AGGREGATE DOLLAR AMOUNT OF
                                                        DIRECTED IN CONNECTION WITH     TRANSACTIONS FOR WHICH SUCH
                                                         RESEARCH SERVICES PROVIDED      COMMISSIONS WERE PAID FOR
                                                           FOR FISCAL YEAR ENDED             FISCAL YEAR ENDED
PORTFOLIO                                                    DECEMBER 31, 2002               DECEMBER 31, 2002
----------------------------------------------------- ------------------------------- -------------------------------
Active International Allocation                                $    127,860                    $   127,860

Asian Equity                                                   $    152,551                    $   168,947

Asian Real Estate                                              $      4,719                    $     4,805

Emerging Markets                                               $  3,036,007                    $ 3,194,645

Emerging Markets Debt                                          $        ---                    $       ---

Equity Growth                                                  $  2,833,659                    $ 3,131,598

European Real Estate                                           $     43,308                    $    43,308

European Value Equity                                          $     94,232                    $    94,284

Focus Equity                                                   $  1,477,375                    $   372,855

Global Value Equity                                            $     70,562                    $    70,586

Global Franchise                                               $    142,810                    $   142,903

International Equity                                           $  6,955,615                    $ 6,960,459

International Magnum                                           $    134,467                    $   134,551

International Small Cap                                        $    595,206                    $   595,549

Japanese Value Equity                                          $     41,530                    $    41,530

Latin American                                                 $     13,541                    $    13,618

Small Company Growth                                           $    643,289                    $   835,404

Technology                                                     $    193,024                    $   230,387

U.S. Real Estate                                               $    345,415                    $ 1,785,800

Value Equity                                                   $    999,500                    $ 1,976,076

----------
Note: No information is provided for the Large Cap Relative Value, China Growth,
      Gold, MicroCap, Mortgage-Backed Securities, U.S. Equity Plus, or Municipal Bond Portfolios because they were not operational during the last fiscal year ended December 31, 2002. No information is provided for the Money Market and Municipal Money Market Portfolios during the last fiscal year ended December 31, 2002, because they did not pay any brokerage commissions in connection with research.

REGULAR BROKER-DEALERS. The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended December 31, 2002, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

                           VALUE OF PORTFOLIO HOLDING

                                                                                         VALUE OF PORTFOLIO HOLDING
PORTFOLIO                                                      REGULAR BROKER-DEALER      AS OF DECEMBER 31, 2002
-----------------------------------------------------------  --------------------------  --------------------------
Active International Allocation                              HSBC Holdings PLC                   $  4,370,000

European Value Equity                                        HSBC Holdings PLC                   $    411,000

Global Value Equity                                          Merrill Lynch & Co., Inc.           $    691,000

International Equity                                         HSBC Holdings PLC                   $ 62,052,000

International Magnum                                         HSBC Holdings PLC                   $    865,000

Equity Growth                                                Citigroup, Inc.                     $ 16,412,000

Focus Equity                                                 Citigroup, Inc.                     $  1,894,000

Value Equity                                                 Citigroup, Inc.                     $  5,637,000

                                                             Bank of America Corp.               $  5,326,000

PORTFOLIO TURNOVER. The Portfolios generally do not invest for short-term trading purposes, however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                               GENERAL INFORMATION

FUND HISTORY

The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

DESCRIPTION OF SHARES AND VOTING RIGHTS

The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 40.5 billion shares of common stock, par value $.001 per share, from an unlimited number of classes or series of shares. The shares of each Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see "Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

As set forth in the Prospectuses, unless you elect otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until you notify the Fund in writing that either the Income Option (income dividends in cash and capital gains distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

                                      TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

REGULATED INVESTMENT COMPANY QUALIFICATION

Each Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement. For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter.

In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the corporate dividends-received deduction for corporate shareholders.

GENERAL TAX TREATMENT OF QUALIFYING RICS AND SHAREHOLDERS

Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Such dividends paid by a Portfolio generally will only qualify for the dividends-received deduction for corporate shareholders to the extent of the Portfolio's qualifying dividend income and to the extent designated by the Portfolio. Each Portfolio will report annually to its shareholders the amount of dividend income qualifying for such treatment. Under recently enacted legislation, ordinary income dividends may be taxed at the same rates as long-term capital gains. However, income received in the form of ordinary income dividends will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

Shareholders are generally taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been received by shareholders on December 31 of that year if such distributions are paid by the Portfolio at any time during the following January.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds 12 months and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gains over short-term and long-term capital losses, including any available capital loss carryforwards), prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.


The Fund may be required to withhold and remit to the U.S. Treasury
28% (as of the date hereof) on any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form; (ii) who is subject to backup withholding by the Internal Revenue Service; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder's income for such year.


As discussed above, in order for each Portfolio to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from certain qualifying income, including dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business of investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will therefore generally be qualifying income for purposes of the 90% requirement.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY AND DERIVATIVES TRANSACTIONS

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

A Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Portfolio's treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When a Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (I.E., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by a Portfolio will generally be marked-to-market (I.E., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

SPECIAL TAX CONSIDERATIONS RELATING TO MUNICIPAL BOND AND MUNICIPAL MONEY MARKET PORTFOLIOS

Each of the Municipal Bond Portfolio and the Municipal Money Market Portfolio will qualify to pay "exempt-interest dividends" to its shareholders, provided that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. Current federal tax law limits the types and volume of bonds qualifying for federal income tax exemption of interest, which may have an effect on the ability of these Portfolios to purchase sufficient amounts of tax-exempt securities to satisfy this requirement. Any loss on the sale or exchange of shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

In addition, for the Municipal Bond Portfolio and the Municipal Money Market Portfolio, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may, nevertheless, be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at the rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Portfolios intend, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Municipal Bond Portfolio and the Municipal Money Market Portfolio and will be applied uniformly to all dividends declared with respect to the Portfolios during that year. This percentage may differ from the actual percentage for any particular day.

The deductibility of interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio will be limited for federal income tax purposes to the extent that any portion of such Portfolio's distributions consist of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio. "Substantial user" is defined generally for these purposes as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Issuers of bonds purchased by the Municipal Bond Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The state and local tax consequences of an investment in either the Municipal Bond or Municipal Money Market Portfolios may differ from the federal consequences described above and shareholders are urged to consult their tax advisors with respect to such aspects.

SPECIAL TAX CONSIDERATIONS RELATING TO FOREIGN INVESTMENTS

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for U.S. federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Active International Allocation, Asian Equity, Asian Real Estate, China Growth, Emerging Markets Debt, Emerging Markets, European Real Estate, European Value Equity, Global Franchise, Global Value Equity, Japanese Value Equity, International Equity, International Magnum, International Small Cap and Latin American Portfolios, and it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, considering that each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

TAXES AND FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of net investment income plus the excess of net short-term capital gains over net long-term capital losses will be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio, will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

A Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

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The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended.

STATE AND LOCAL TAX CONSIDERATIONS

Rules of U.S. state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS


As of May 16, 2003, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

The following shareholders may be deemed to control the following Portfolios because they are record owners of 25% or more of the outstanding shares of that Portfolio of the Fund as of May 16, 2003. For each control person, the following provides the name, address and percentage of outstanding shares of such Portfolio owned. On September 12, 2003, the Adviser purchased $1,000,000 of the Large Cap Relative Value Portfolio at an initial subscription price of $10 per share and was the sole shareholder as of that date. The Adviser will control the Portfolio until public shareholders begin investing in the Portfolio thereby diluting the ownership of Portfolio shares by the Adviser.


GLOBAL FRANCHISE PORTFOLIO: Mount Cuba Center Inc., Suite 1109, 100 West 10th Street, Wilmington, DE 19801, owned 34.04% of such Portfolio's total outstanding Class A shares.

EUROPEAN REAL ESTATE PORTFOLIO: United Jewish Appeal Federation of Jewish Philanthropies New York, Inc., 130 East 59th Street, New York, NY 10022-1302, owned 32.24% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO The Cathryn R. Fortune Char., 5505 Lake Washington Blvd. NE, Unit 1D, Kirkland, WA 98033, owned 35.39% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Irene R. Miller, 186 Riverside Drive, Apt. 10E, New York, NY 10024, owned 27.84% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL MAGNUM PORTFOLIO: Morgan Stanley DW. Inc. 825 Third Ave., New York, New York, owned 42.21% of such Portfolio's total outstanding Class A shares.

Thrivent Financial for Lutherans, Attn: Paul McCullough, 625 4th Avenue, Minneapolis, MN 5514, owned 29.62% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 92.10% of such Portfolio's total outstanding Class B shares.

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO: Morgan Stanley DW. Inc. 825 Third Ave., New York, New York 10022, owned 26.04% of such Portfolio's total outstanding Class A shares.

IMS & Co., P.O. Box 3865, Englewood, CO 80155, owned 59.02% of such Portfolio's total outstanding Class B shares.

EQUITY GROWTH PORTFOLIO: Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 28.35% of such Portfolio's total outstanding Class A shares.

Manufacturers Life Insurance Co. USA, 250 Bloor Street East, 7th Floor, Toronto, Ontario, M4W 1E5 Canada, owned 60.47% of such Portfolio's total outstanding Class B shares.

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SMALL COMPANY GROWTH PORTFOLIO: Fidelity Investments Institutional Operations
Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 63.80% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL EQUITY PORTFOLIO: National Financial Services, 200 Liberty Street, New York, NY 10281, owned 63.90% of such Portfolio's total outstanding Class B shares.

VALUE EQUITY PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 76.97% of such Portfolio's total outstanding Class B shares.

Mac & Co., Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 36.37% of such Portfolio's total outstanding Class A shares.

GLOBAL VALUE EQUITY PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 45.68% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 78.97% of such Portfolio's total outstanding Class B shares.

EUROPEAN VALUE EQUITY PORTFOLIO: Morgan Stanley & Co., FBO Martin Chalk, 3 Queens Avenue, NSW 2030 FF 00000, Vaucluse, Australia, owned 31.87% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 74.67% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS DEBT PORTFOLIO: Mac & Co., Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 43.33% of such Portfolio's total outstanding Class A shares.

Brenton D. Anderson, P.O. Box 663, Norwich, VT 05055, owned 49.27% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO FFP Investments Ltd., Suite 101, San Antonio, TX 78209, owned 38.28% of such Portfolio's total outstanding Class B shares.

ASIAN REAL ESTATE PORTFOLIO: Morgan Stanley Asset Management Inc., Controllers Dept., 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, owned 88.97% of such Portfolio's total outstanding Class A shares.

Ned McCarthy Trust, 3 Sugar Maple Lane, Hanover, NH 03755, owned 29.28% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO The Cathryn R. Fortune Char, 5505 Lake Washington Blvd. NE, Kirkland, WA 98033, owned 68.35% of such Portfolio's total outstanding Class B shares.

JAPANESE VALUE EQUITY PORTFOLIO: National Investor Services, 55 Water Street, 32nd Floor, New York, NY 10041, owned 33.60% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO The Gretzky Trust of 1989, 650 North Sepulveda Blvd, Los Angeles, CA 90049, owned 34.62% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Fred Middleton, 545 El Cerrito Ave., Hillsborough, CA 94010, owned 31.37% of such Portfolio's total outstanding Class B shares.

LATIN AMERICAN PORTFOLIO: Morgan Stanley & Co., FBO PH Investments LLC, The Pilot House, Lewis Wharf, Boston, MA 02110, owned 78.29% of such Portfolio's total outstanding Class A shares.

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Morgan Stanley & Co., FBO Fred Middleton, 545 El Cerrito Ave., Hillsborough, CA
94010, owned 93.02% of such Portfolio's total outstanding Class B shares.

FOCUS EQUITY PORTFOLIO: Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 51.80% of such Portfolio's total outstanding Class A shares.

US REAL ESTATE PORTFOLIO: Merrill Lynch Trust Co., FBO Qualified Retirement Plans, 265 Davidson Ave., 4th Flr., Somerset, NJ 08873, owned 41.93% of such Portfolio's total outstanding Class B shares.

The Union Central Life Insurance Co., 1876 Waycross Rd., Cincinnati, OH 45240, owned 25.45% of such Portfolio's total outstanding Class B shares.

TECHNOLOGY PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KWIC, Covington, KY 41015, owned 30.16% of such Portfolio's total outstanding Class A shares.

The Northern Trust as Trustee FBO Nestle 401K Savings Plan, P.O. Box 92994, Chicago, IL 60675, owned 40.16% of such Portfolio's total outstanding Class B shares.

PRINCIPAL HOLDERS


As of May 16, 2003, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

The following shareholders are record owners of 5% or more of the outstanding shares of any class of Portfolio shares as of May 16, 2003. For each principal holder, the following table provides the name, address and percentage of outstanding shares of such classes owned. On September 12, 2003, the Adviser will purchase $1,000,000 of the Large Cap Relative Value Portfolio at an initial subscription price of $10 per share and will be the sole shareholder as of that date. The Adviser will control the Portfolio until public shareholders begin investing in the Portfolio thereby diluting the ownership of Portfolio shares by the Adviser.


GLOBAL FRANCHISE PORTFOLIO: KeyBank NA, TTEE FBO WRA-Morgan Stanley, P.O. Box 94871, Cleveland, OH 44101-4871, owned 8.02% of such Portfolio's total outstanding Class A shares.

Bireley's Orange Japan SA, P.O. Box 1134, Panama 1 Republic of Panama, owned 11.81% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Ecological Trust Fund of The Nature Conservancy, 4245 North Fairfax Drive 100, Arlington, VA 22203, owned 7.71% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO 444M Partners LP, 444 Madison Avenue, 18th Fl., New York, NY 10022, owned 14.10% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Henry Gross, 444 Madison Avenue, 18th Fl., New York, NY 10022, owned 8.99% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Julie Revson, 9702 Gayton Road, Richmond, VA 23233, owned 6.04% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Martin Chalk, 3 Queens Avenue, NSW 2030 FF 00000, Vaucluse, Australia, owned 10.59% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO David Ormsby IRA, 825 8th Avenue, New York, NY 10019, owned 7.80% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Edward S. Weil Jr., 66 Locust Rd., Winnetka, IL 60093, owned 5.36% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Robert Krauss, Trustee of FBO Michael Veloric Ballard, 1165 Norsam Rd., Gladwyne, PA 19035, owned 5.40% of such Portfolio's total outstanding Class B shares.

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Morgan Stanley & Co., FBO Stephen J. Lurito, 15 Stony Wylde Lane, Greenwich, CT
06830, owned 5.73% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Elizabeth G. Monnas, 16 Aubrey Walk, London, England, owned 5.79% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Ronald G. Assaf, IRA RO, 21095 Hamlin Drive, Boca Raton, FL 33433, owned 17.48% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Theodore P. DeSloge Jr. Trustee, FBO Theodore P. DeSloge Jr., 39 Picardy Lane, St. Louis, MO 63124, owned 7.79% of such Portfolio's total outstanding Class B shares.

EUROPEAN REAL ESTATE PORTFOLIO: Trustees of Dartmouth College, 7 Lebanon St., Suite 305, P.O. Box 31, Hanover, NH 03755, owned 23.31% of such Portfolio's total outstanding Class A shares.

Plum Coulee Partnership, 499 Park Ave., 26th Floor, New York, NY 10022, owned 10.89% of such Portfolio's total outstanding Class A shares.

Retirement Plan for Employees of United Jewish Appeal Federation of Jewish Affiliated Institutions & Agencies, 130 East 59th Street, New York, NY 10022-1302, owned 9.67% of such Portfolio's total outstanding Class A shares.

Northstar Advisors LLC, 1000 Winter Street, Waltham, MA 02451-1443, owned 8.83% of such Portfolio's total outstanding Class A shares.

Nora Effron, 1070 Park Avenue, New York, NY 10128, owned 13.40% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO C. Robert Kidder Mary G. Kidder, 1991 Kidder Family Trust Dated, 900 Knollwood Drive, Santa Barbara, CA 93108, owned 7.38% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO C. Robert Kidder Mary G. Kidder, 1991 Kidder Family Trust Dated, 900 Knollwood Drive, Santa Barbara, CA 93108, owned 9.46% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO The Gretzky Trust of 1989, 650 North Sepulveda Blvd., Los Angeles, CA 90049, owned 5.02% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL MAGNUM PORTFOLIO: SBLI USA Mutual Life Insurance, 460 W. 34th St., Suite 800, New York, NY 10001, owned 16.41% of such Portfolio's total outstanding Class A shares.

Ameritas Life Insurance Corp., P.O. Box 81889, Lincoln, NE 68501, owned 7.02% of such Portfolio's total outstanding Class A shares.

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO: The Trustees of Columbia University in the City of New York, Attn: Anil Jaisinghani, 475 Riverside Dr., Suite 401, New York, NY 10115, owned 14.63% of such Portfolio's total outstanding Class A shares.

CMBL MS Ferron Equity, Attn.: Josephine Glass, 22nd Floor, 1221 Avenue of the Americas, New York, NY 10020, owned 9.03% of such Portfolio's total outstanding Class A shares

Saxon & Co., P.O. Box 7780-1888, Philadelphia, PA 19182, owned 5.01% of such Portfolio's total outstanding Class A shares.

Sahara Investments LLC, 70 W. Madison, Suite 2000, Chicago, IL 60602, owned 5.06% of such Portfolio's total outstanding Class A shares.

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Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100
Magellan Way, KW1C, Covington, KY 41015, owned 23.30% of such Portfolio's total outstanding Class B shares.

ASIAN EQUITY PORTFOLIO: The Donald Fisher 1991, c/o Pisces Inc., One Martime Plaza, Suite 1300, San Francisco, CA 94111, owned 10.42% of such Portfolio's total outstanding Class A shares.

The Doris Fisher 1991, c/o Pisces Inc., One Martime Plaza, Suite 1300, San Francisco, CA 94111 owned 10.42% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Donald A. Pels, 375 Park Avenue, Suite 3305, New York, NY 10152, owned 11.69% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Frank Mori, 60 East 42nd Street, New York, NY 10165, owned 5.56% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Theodore P. DeSloge Jr. Trustee, FBO Theodore P. DeSloge Jr., 39 Picardy Lane, St. Louis, MO 63124, owned 22.28% of such Portfolio's total outstanding Class B shares.

Lisa H. Bergman, 1111 Park Ave., New York, NY 10128, owned 14.87% of such Portfolio's total outstanding Class B shares.

Berl Bernhard & Karen Bernhard TTEE, FBO The Berl Bernhard, 1693 Epping Farms Ln., Annapolis, MD 21401, owned 11.38% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Martin Chalk, 3 Queens Avenue, NSW 2030 FF 00000, Vaucluse, Australia, owned 17.48% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Peter A. Fasseas, 1555 North Astor, Chicago, IL 60610, owned 5.94% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Joseph A. Hafner, Jr., Box 2636, Houston, TX 77252, owned 5.73% of such Portfolio's total outstanding Class B shares.

Steve Gerhardt & Julie Gerhardt, 6030 Quail Hill Dr., Cincinnati, OH 45233, owned 5.59% of such Portfolio's total outstanding Class B shares.

EQUITY GROWTH PORTFOLIO: Wilmington Trust Co. FBO Enron Corporation Savings 401K c/o Mutual Funds, P.O. Box 8971, Wilmington, DE 19899-8971, owned 9.33% of such Portfolio's total outstanding Class A shares.

T. Rowe Price Retirement Plan Services, Cust Marriott Employees PS & Ret Sving Plan, 4515 Painters Mill Road, Owings Mills, MD 21117, owned 12.83% of such Portfolio's total outstanding Class A shares.

Morgan Stanley DW. Inc. 825 Third Ave., New York, New York, owned 15.80% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 21.13% of such Portfolio's total outstanding Class B shares.

SMALL COMPANY GROWTH PORTFOLIO: Factory Mutual Insurance Company, Attn.:
Kimberly Adams, 225 Wyman Street, P.O. Box 9198, Waltham, MA 02454-9198, owned 22.11% of such Portfolio's total outstanding Class A shares.

Trust Company of Illinois, 45 South Park Blvd., Suite 300, Glen Ellyn, IL 60137, owned 9.95% of such Portfolio's total outstanding Class A shares.

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Putnam Fiduciary Trust Co., TTEE FBO American Maritime Officers 401K Plan, One
Investors Way, Norwood, MA 02062, owned 5.55% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 8.28% of such Portfolio's total outstanding Class A shares.

MCB Trust Services as Trustee for the Asset Mgmt. Plan for Aff G.E. Co., 700 17th Street, Suite 300, Denver, CO 80202, owned 7.13% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL EQUITY PORTFOLIO: Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 6.52% of such Portfolio's total outstanding Class A shares.

Wendel & Co., A/C 203597, Attn: Mutual Funds Reorganization Dept., P.O. Box 1066, Wall Street Station, New York, NY 10286, owned 6.04% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 11.82% of such Portfolio's total outstanding Class B shares.

State Street Bank and Trust Co., as Trustee for the Sodexho 401K EES Retirement Savings & Trust, 105 Rosemont Avenue, Westwood, MA 02169, owned 5.44% of such Portfolio's total outstanding Class B shares.

VALUE EQUITY PORTFOLIO: Morgan Stanley Asset Mgmt. For The Account Of Hubbell Inc., Attn.: John Lam 22nd Floor, 1221 Avenue of the Americas, New York, NY 10020, owned 23.95% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 8.71% of such Portfolio's total outstanding Class A shares.

FNB Nominee Co., c/o First Commonwealth Trust, 614 Philadelphia St., Indiana, PA 15701, owned 5.79% of such Portfolio's total outstanding Class B shares.

Brown and Caldwell Savings Plan, c/o JP Morgan Chase as Directed Trustee, P.O. Box 419784, Kansas City, MO 64141-6784, owned 5.47% of such Portfolio's total outstanding Class B shares.

GLOBAL VALUE EQUITY PORTFOLIO: Jupiter & Co., c/o Investors Bank & Trust, P.O. Box 9130FPG90, Boston, MA 02117-9130, owned 20.20% of such Portfolio's total outstanding Class A shares.

IMS & Co., P.O. Box 3865, Englewood, CO 80155, owned 12.71% of such Portfolio's total outstanding Class B shares.

EUROPEAN VALUE EQUITY PORTFOLIO: Morgan Stanley & Co., FBO RVP Development Corporation, 20 Monroe Ave. NW, Suite 450, Grand Rapids, MI 49503, owned 9.31% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Corestates Bank TTEE for Defined Benefit Master Plan, 1525 W. Wt. Harris Blvd., CMG1151, Charlotte, NC 28262, owned 6.13% of such Portfolio's total outstanding Class A shares.

Barry & Lisa Bergman, 1111 Park Ave., New York, NY 10128, owned 9.63% of such Portfolio's total outstanding Class B shares.

Karen Zateslo Gray Cust. for John David Gray under IL UGMA, 301 N. Sheridan Rd., Lake Forest, IL 60045, owned 13.63% of such Portfolio's total outstanding Class B shares.

Dr. Martin B. Meyerson Acct. II International, 1601 Landfall Dr., Wilmington, NC 28405-4255, owned 11.14% of such Portfolio's total outstanding Class B shares.

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Morgan Stanley & Co., FBO Sandra Titus McKinstry, 7135 S. Locust Circle,
Englewood, CO 80112, owned 10.06% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Theodore P. DeSloge Jr. Trustee, FBO Theodore P. DeSloge Jr., 39 Picardy Lane, St. Louis, MO 63124, owned 13.08% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS PORTFOLIO: Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 7.10% of such Portfolio's total outstanding Class A shares.

Mac & Co., Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 9.20% of such Portfolio's total outstanding Class A shares.

Global Opportunistic Fund, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 5.89% of such Portfolio's total outstanding Class A shares

Charles Schwab & Co., Inc. Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 17.37% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS DEBT PORTFOLIO: Bell Atlantic Master Trust, 695 Main Street, Suite 600, Stamford, CT 06901-2138, owned 16.68% of such Portfolio's total outstanding Class A shares.

National Investors Services Corp. Exclusive Benefit Customers, 55 Water Street New York, NY 10041, owned 11.81% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 10.23% of such Portfolio's total outstanding Class A shares.

Paul E. Hellmers & H. Anthony Hellmers, c/o Centre Solutions, One Chase Manhattan Plaza, New York, NY 10005, owned 7.22% of such Portfolio's total outstanding Class B shares.

ASIAN REAL ESTATE PORTFOLIO: Morgan Stanley DW. Inc. 825 Third Ave., New York, New York 10022, owned 10.29% of such Portfolio's total outstanding Class A shares.

JAPANESE VALUE EQUITY PORTFOLIO: Retired Staff Benefits Investment Accts. of The International Monetary Fund, 700 19th St. NW, Washington, DC 20431, owned 7.43% of such Portfolio's total outstanding Class A shares.

FTC & Co. Datalynx House Account, P.O. Box 173736, Denver, CO 80217-3736, owned 9.81% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO Edward J. Prostic IRA, 2225 Stratford Road, Shawnee MSN, KS 66208, owned 12.29% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Marjorie Prostic IRA, 2225 Stratford Road, Shawnee MSN, KS 66208, owned 10.84% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL SMALL CAP PORTFOLIO: Charles Schwab & Co., Inc., Attn.: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 14.53% of such Portfolio's total outstanding shares.

General Mills Inc., 3 SW Treasury Nate Meadows, 1 General Mills Blvd., Minneapolis, MN 55426, owned 5.14% of such Portfolio's total outstanding shares.

Morgan Stanley DW. Inc. 825 Third Ave., New York, New York 10022, owned 13.76% of such Portfolio's total outstanding shares.

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LATIN AMERICAN PORTFOLIO: Davio G. Scarffe, 50 Central Park West, New York, NY
10023, owned 6.23% of such Portfolio's total outstanding Class B shares.

FOCUS EQUITY PORTFOLIO: Morgan Stanley & Co., FBO Hullbridge
Investments-Pledgor, Attn: Abdulaziz S. Al-Saleh, P.O. Box 94697, Riyadh 11614 FF 00000, owned 5.81% such Portfolio's total outstanding Class A shares.

The Vanguard Fiduciary Trust Co., P.O. Box 2600, VM 613 Outside Funds, Valley Forge, PA 19482, owned 14.65% of such Portfolio's total outstanding Class B shares.

US REAL ESTATE PORTFOLIO: Charles Schwab & Co., Inc., Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 17.12% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 14.39% of such Portfolio's total outstanding Class A shares.

Morgan Stanley DW. Inc. 825 Third Ave., New York, New York 10022, owned 5.88% of such Portfolio's total outstanding Class A shares.

Lumina Foundation for Education Inc., 30 S. Meridian St., Indianapolis, IN 46204-3503, owned 5.38% of such Portfolio's total outstanding Class A shares.

MAC & Co., Attn: Mutual Funds Operation, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 5.03% of such Portfolio's total outstanding Class A shares.

National Gallery of Art, Attn: James E. Duff - Treasurer, Washington DC 20565, owned 5.29% of such Portfolio's total outstanding Class A shares.

Putnam Fiduciary Trust Company, FBO Ball Horticultural Co., Inc., Attn: DC Plan Admin. Team, One Investors Way, Norwood, MA 02062, owned 6.87% of such Portfolio's total outstanding Class B shares.

Putnam Fiduciary Trust Company, FBO Coca Cola Enterprises MESIP, Attn: DC Plan Admin Team, One Investors Way, Norwood, MA 02062, owned 7.00% of such Portfolio's total outstanding Class B shares.

TECHNOLOGY PORTFOLIO: Bank of New York, Attn: Ellie Whalen, One Wall Street, 12th Floor, New York, NY 10286, owned 14.35% of such Portfolio's total outstanding Class A shares.

Emily H. Fisher, 517 Kelsey Road, Sheffield, MA 01257, owned 13.59% of such Portfolio's total outstanding Class A shares.

Putnam Fiduciary Trust Company, FBO Coca Cola Enterprises MESIP, Attn: DC Plan Admin Team, One Investors Way, Norwood, MA 02062, owned 23.37% of such Portfolio's total outstanding Class B shares.

T. Rowe Price Trust Co., P.O. Box 17215, Baltimore, MD 21297, owned 7.61% of such Portfolio's total outstanding Class B shares.

MONEY MARKET PORTFOLIO: APEX Foundation, P.O. Box 1607, Bellevue, WA 98009-1607, owned 6.91% such Portfolio's total outstanding shares.


                             PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate the Portfolios' past performance.

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Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

From time to time each Portfolio may advertise total return, including after tax return, for each class of shares of the Portfolio. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.

The average annual compounded rates of return (unless otherwise noted) for the Fund's Portfolios for the 1-, 5-, and 10-year periods ended December 31, 2002 and for the period from inception through December 31, 2002 are as follows:

                                                                          AVERAGE         AVERAGE     AVERAGE ANNUAL
                                                                        ANNUAL FIVE      ANNUAL TEN       SINCE
NAME OF PORTFOLIO+                   INCEPTION DATE      ONE YEAR          YEARS           YEARS        INCEPTION
--------------------------------------------------------------------------------------------------------------------
Active International Allocation
   Class A                               1/17/92         -13.11%           -1.35%           4.82%           3.99%
   Class B                               1/02/96         -13.29%           -1.51%            N/A            1.33%

Asian Equity
   Class A                               7/01/91         -10.03%           -3.78%          -2.00%           0.63%
   Class B                               1/02/96         -10.16%           -4.02%            N/A          -11.30%

Asian Real Estate
   Class A                              10/01/97         -11.55%           -3.13%            N/A           -7.00%
   Class B                              10/01/97         -11.72%           -3.25%            N/A           -7.27%

Emerging Markets
   Class A                               9/25/92          -6.24%           -3.50%           3.13%           3.27%
   Class B                               1/02/96          -6.24%           -4.79%            N/A           -2.77%

Emerging Markets Debt
   Class A                               2/01/94          11.29%            2.89%            N/A            9.59%
   Class B                               1/02/96          10.34%            2.63%            N/A           10.38%

Equity Growth
   Class A                               4/02/91         -27.64%           -2.00%           9.28%           9.61%
   Class B                               1/02/96         -27.75%           -2.24%            N/A            6.17%

European Real Estate
   Class A                              10/01/97          24.52%            6.16%            N/A            4.89%
   Class B                              10/01/97          24.11%            5.89%            N/A            4.62%

European Value Equity
   Class A                               4/02/93          -9.24%           -0.02%            N/A            8.95%
   Class B                               1/02/96          -9.48%           -0.28%            N/A            4.95%

Focus Equity
   Class A                               3/08/95         -28.81%           -2.07%            N/A           11.79%
   Class B                               1/02/96         -28.92%           -2.29%            N/A            7.46%

Global Franchise
   Class A                              11/28/01           8.10%              N/A            N/A           12.12%
   Class B                              11/28/01           7.82%              N/A            N/A           11.66%

Global Value Equity
   Class A                               7/15/92         -17.34%            0.18%          10.87%          10.10%
   Class B                               1/02/96         -17.63%           -0.11%            N/A            5.94%
International Equity

                                                                          AVERAGE         AVERAGE     AVERAGE ANNUAL
                                                                        ANNUAL FIVE      ANNUAL TEN       SINCE
NAME OF PORTFOLIO+                   INCEPTION DATE      ONE YEAR          YEARS           YEARS        INCEPTION
--------------------------------------------------------------------------------------------------------------------
   Class A                               8/04/89          -4.02%            5.54%          12.63%           9.67%
   Class B                               1/02/96          -4.25%            5.33%            N/A            8.29%

International Magnum
   Class A                               3/15/96         -13.36%           -3.32%            N/A           -0.38%
   Class B                               3/15/96         -13.49%           -3.53%            N/A           -0.62%

International Small Cap
   Class A                              12/15/92          -2.99%            5.17%           8.90%           8.96%

Japanese Value Equity
   Class A                               4/25/94         -11.22%           -3.30%            N/A           -3.76%
   Class B                               1/02/96         -11.39%           -3.57%            N/A           -4.20%

Latin American
   Class A                               1/18/95         -20.55%           -6.69%            N/A            3.92%
   Class B                               1/02/96         -20.83%           -6.85%            N/A            4.97%

Money Market
   Class A                              11/15/88           1.30%            4.23%           4.34%           5.02%

Municipal Money Market
   Class A                               2/10/89           0.90%            2.49%           2.64%           3.14%

Small Company Growth
   Class A                              11/01/89         -22.28%            9.81%           9.34%          11.10%
   Class B                               1/02/96         -22.44%            9.51%            N/A            8.88%

Technology
   Class A                               9/16/96         -47.57%           -3.26%            N/A            3.56%
   Class B                               9/16/96         -47.62%           -3.40%            N/A            3.37%

U.S. Real Estate
   Class A                               2/24/95           0.18%            4.16%            N/A           13.19%
   Class B                               1/02/96          -0.07%            3.88%            N/A           11.38%

Value Equity
   Class A                               1/31/90         -24.22%            1.36%           9.66%           9.46%
   Class B                               1/02/96         -24.32%            1.12%            N/A            7.08%

----------
+ The Large Cap Relative Value, China Growth, Mortgage-Backed Securities and MicroCap Portfolios had not commenced operations as of December 31, 2002. The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.

These figures were calculated according to the following formula:

       P(1+T)(TO THE POWER OF n)   =    ERV
where:

           P          =     a hypothetical initial payment of $1,000

           T          =     average annual total return

           n          =     number of years

           ERV        =     ending redeemable value of hypothetical $1,000
                            payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Fund's Portfolios for the 1-, 5- and 10- year periods ended December 31, 2002 and for the period from inception through December 31, 2002 are as follows:

                                                                          AVERAGE         AVERAGE     AVERAGE ANNUAL
                                                                        ANNUAL FIVE      ANNUAL TEN       SINCE
NAME OF PORTFOLIO+                   INCEPTION DATE      ONE YEAR          YEARS           YEARS        INCEPTION
--------------------------------------------------------------------------------------------------------------------
Active International Allocation
   Class A                               1/17/92         -13.91%           -3.02%           2.48%           1.87%

Asian Equity
   Class A                               7/01/91         -10.31%           -4.23%          -3.15%          -0.40%

Asian Real Estate
   Class A                              10/01/97         -12.67%           -4.45%            N/A           -8.27%

Emerging Markets
   Class A                               9/25/92          -6.13%           -3.69%           2.22%           2.38%

Emerging Markets Debt
   Class A                               2/01/94           6.93%           -3.00%            N/A            1.06%

Equity Growth
   Class A                               4/02/91         -27.70%           -2.96%           6.39%           7.08%

European Real Estate
   Class A                              10/01/97          22.14%            5.10%            N/A            3.89%

European Value Equity
   Class A                               4/02/93          -9.63%           -2.39%            N/A            6.76%

Focus Equity
   Class A                               3/08/95         -28.81%           -4.96%            N/A            6.94%

Global Franchise
   Class A                              11/28/01           8.16%              N/A            N/A           12.18%

Global Value Equity
   Class A                               7/15/92         -17.93%           -1.77%           8.51%           7.86%

International Equity
   Class A                               8/04/89          -4.77%            3.45%          10.36%           7.93%

International Magnum
   Class A                               3/15/96         -13.46%           -3.87%            N/A           -1.11%

International Small Cap
   Class A                              12/15/92          -3.28%            3.35%           7.47%           7.53%

Japanese Value Equity
   Class A                               4/25/94         -11.23%           -3.75%            N/A           -5.50%

Latin American
   Class A                               1/18/95         -20.86%           -7.20%            N/A            1.16%

Small Company Growth
   Class A                              11/01/89         -22.28%            6.31%           4.72%           7.49%

Technology
   Class A                               9/16/96         -47.57%           -5.56%            N/A            0.38%

U.S. Real Estate
   Class A                               2/24/95          -2.08%            1.87%            N/A            9.83%

Value Equity
   Class A                               1/31/90         -24.72%           -2.36%           5.52%           5.95%

----------
+ The Large Cap Relative Value, China Growth, Mortgage-Backed Securities and MicroCap Portfolios had not commenced operations as of December 31, 2002. The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.

These figures were calculated according to the following formula:

       P(1+T)(TO THE POWER OF n) = ATV(SUB D)
where:

           P          =     a hypothetical initial payment of $1,000

           T          =     average annual total return (after taxes on
                            distributions)

           n          =     number of years

           ATVD       =     ending value of a hypothetical $1,000 payment made
                            at the beginning of the 1-, 5-,
                            or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption, and assuming all dividends and distributions, less the taxes due on such distributions, are reinvested. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.

The average annual compounded rates of return (after taxes on distributions and redemption) (unless otherwise noted) for the Fund's Portfolios for the one year, five year and ten year periods ended December 31, 2002 and for the period from inception through December 31, 2002 are as follows:

                                                                          AVERAGE         AVERAGE     AVERAGE ANNUAL
                                                                        ANNUAL FIVE      ANNUAL TEN       SINCE
NAME OF PORTFOLIO+                   INCEPTION DATE      ONE YEAR          YEARS           YEARS        INCEPTION
--------------------------------------------------------------------------------------------------------------------
Active International Allocation
   Class A                               1/17/92          -7.87%           -1.37%           3.25%           2.63%

Asian Equity
   Class A                               7/01/91          -5.99%           -3.14%          -1.48%           0.59%

Asian Real Estate
   Class A                              10/01/97          -6.98%           -3.02%            N/A           -5.92%

Emerging Markets
   Class A                               9/25/92          -3.70%           -2.70%           2.36%           2.48%

Emerging Markets Debt
   Class A                               2/01/94           6.92%           -0.97%            N/A            3.25%

Equity Growth
   Class A                               4/02/91         -16.97%           -1.43%           6.65%           7.16%

European Real Estate
   Class A                              10/01/97          15.38%            4.58%            N/A            3.55%

European Value Equity
   Class A                               4/02/93          -5.47%           -0.01%            N/A            7.17%

Focus Equity
   Class A                               3/08/95         -17.69%           -2.08%            N/A            8.06%

Global Franchise
   Class A                              11/28/01           5.18%             N/A             N/A            9.84%

Global Value Equity
   Class A                               7/15/92         -10.44%           -0.01%           8.56%           7.92%

International Equity
   Class A                               8/04/89          -2.32%            4.18%          10.12%           7.75%

International Magnum
   Class A                               3/15/96          -8.07%           -2.50%            N/A           -0.33%

International Small Cap
   Class A                              12/15/92          -1.68%            3.82%           7.14%           7.19%

Japanese Value Equity
   Class A                               4/25/94          -6.89%           -2.73%            N/A           -3.53%

Latin American
   Class A                               1/18/95         -12.53%           -5.36%            N/A            2.17%

Small Company Growth
   Class A                              11/01/89         -13.68%            6.85%           5.87%           8.03%

Technology
   Class A                               9/16/96         -29.21%           -0.80%            N/A            3.85%

U.S. Real Estate
   Class A                               2/24/95           0.83%            2.33%            N/A            9.38%

Value Equity
   Class A                               1/31/90         -14.85%            0.27%           6.70%           6.76%

----------
+ The Large Cap Relative Value, China Growth, Mortgage-Backed Securities and MicroCap Portfolios had not commenced operations as of December 31, 2002. The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.

These figures were calculated according to the following formula:

         P(1+T)(TO THE POWER OF n) = ATV(SUB DR)
where:

           P            =   a hypothetical initial payment of $1,000

           T            =   average annual total return (after taxes on
                            distributions and redemption)

           n            =   number of years

           ATV(SUB DR) =   ending value of a hypothetical $1,000 payment made
                            at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and after taxes on the sale of fund shares, assuming all dividends and distributions, less the taxes due on such distributions, are reinvested. Ending value is calculated by subtracting capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses resulting from the redemption. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date and the highest federal individual capital gains tax rate for gains in effect on the redemption date.

CALCULATION OF YIELD FOR NON-MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS

From time to time certain of the Fund's Portfolios may advertise yield.

Current yield reflects the income per share earned by a Portfolio's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

The current yields for the Emerging Markets Debt Portfolio for the 30-day period ended December 31, 2002 were as follows:

                                                      CLASS A      CLASS B
PORTFOLIO NAME                                        SHARES        SHARES
--------------------------------------------------------------------------
Emerging Markets Debt                                  7.49%        6.77%

These figures were obtained using the following formula:

         Yield    =   2[(a - b + 1)(TO THE POWER OF 6) - 1]
                      -------------------------------------
                                     cd

CALCULATION OF YIELD FOR MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS

The current yield of the Money Market and Municipal Money Market Portfolios is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. The current yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 2002 were 1.02% and 0.93%, respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result. The effective yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 2002 were 1.03% and 0.93%, respectively.

The yield of a Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

TAXABLE EQUIVALENT YIELDS FOR THE MUNICIPAL BOND AND MUNICIPAL MONEY MARKET PORTFOLIOS

It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

         Tax Free Yield         =    Your Taxable Equivalent Yield
         --------------
         1 -- Your Tax Bracket

For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%.

The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 2002 under the Internal Revenue Code. There can, of course, be no guarantee that the Municipal Money Market Portfolio will achieve a specific yield. Also, it is possible that some portion of the Portfolio's dividends may be subject to federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.

                         TAXABLE EQUIVALENT YIELD TABLE

                                     FEDERAL
                                     INCOME
          SAMPLE LEVEL OF            TAX
          TAXABLE INCOME             BRACKETS                TAXABLE EQUIVALENT RATES BASED ON TAX-EXEMPT YIELD OF:
-------------------------------------------------------------------------------------------------------------------------------
   JOINT RETURN      SINGLE RETURN                 3%      4%     5%       6%       7%       8%        9%        10%       11%
-------------------------------------------------------------------------------------------------------------------------------
$0-12,000           $0-6,000              10%     3.33%   4.44%  5.56%    6.67%    7.78%     8.89%    10.00%    11.11%    12.22%

$12,000,-46,700     $6,000-23,350         15%     3.53%   4.71%  5.88%    7.06%    8.24%     9.41%    10.59%    11.76%    12.94%

$46,700-112,800     $23,350-56,425        27%     4.11%   5.48%  6.85%    8.22%    9.59%    10.96%    12.33%    13.70%    15.07%

$112,850-171,950    $56,425-85,975        30%     4.29%   5.71%  7.14%    8.57%   10.00%    11.43%    12.86%    14.29%    15.71%

$171,950-307,050    $85,975-153,525       35%     4.62%   6.15%  7.69%    9.23%   10.77%    12.31%    13.85%    15.38%    16.92%

over $307,050       over $153,525       38.6%     4.89%   6.52%  8.14%    9.77%   11.40%    13.03%    14.66%    16.29%    17.92%

----------
Note: Net amount subject to 2002 Federal Income Tax after deductions and exemptions, not indexed for 2001 income tax rates.

The taxable equivalent effective yield for the Municipal Money Market for the seven days ended December 31, 2002, assuming the same tax rate, was 1.51%. No information is provided for the Municipal Bond Portfolio because it was not operational for the fiscal year ended December 31, 2002.

GENERAL PERFORMANCE INFORMATION

Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, a Portfolio's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, Morningstar, Inc. may be quoted in advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices to which the performance of the Portfolios may also be compared. The Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

The Portfolios may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley & Co. clients. The Portfolios may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment.

The Portfolios may include in their advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley & Co.; and the portfolio manager's goals, strategies and investment techniques.

The Portfolios' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Portfolios' advertisements may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of Morgan Stanley & Co. as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

The Portfolios may quote various measures of volatility and benchmark correlation in advertising. The Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

The Portfolios may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

                             DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

EXCERPTS FROM MOODY'S DESCRIPTION OF BOND RATINGS: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to

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principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa -- Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers 1, 2 and 3 in each generic voting classification from Aa through B. The modifier 1 indicates that the security ranks at a higher end of the rating category; modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

EXCERPTS FROM S&P'S DESCRIPTION OF BOND RATINGS: AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C -- The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1 -- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 -- high quality with margins of protection ample although not so large as in the preceding group; MIG-3 -- favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("Pl") -Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: SP-l+ -- very strong capacity to pay principal and interest; SP-2 -- strong capacity to pay principal and interest.

DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-l+ -- this designation indicates the degree of safety regarding timely payment is extremely strong. A-1 -- this designation indicates the degree of safety regarding timely payment is strong.

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                              FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2002, including notes thereto and the report of Ernst & Young LLP are herein incorporated by reference from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. The Large Cap Relative Value, China Growth, Gold, MicroCap, Mortgage-Backed Securities, Municipal Bond and U.S. Equity Plus Portfolios were not operational as of December 31, 2002.

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